UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7062

PACIFIC GLOBAL FUND INC. D/B/A PACIFIC ADVISORS FUND INC.
(Exact name of registrant as specified in charter)

101 NORTH BRAND BLVD., SUITE 1950 GLENDALE, CALIFORNIA			91203
(Address of principal executive offices)			(Zip code)

GEORGE A. HENNING 101 NORTH BRAND BLVD., SUITE 1950 GLENDALE, CA 91203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		818-242-6693

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2009

Item 1.            Report to Shareholders

Filed herewith.

annual report

  december 31, 2009

government securities fund

income and equity fund

balanced fund

growth fund

multi-cap value fund

small cap fund

Pacific Advisors

  table of contents

Message from the Chairman	1

Government Securities Fund	4

Income and Equity Fund	9

Balanced Fund	15

Growth Fund	20

Multi-Cap Value Fund	25

Small Cap Fund	30

Statement of Investments	36

Statement of Assets and Liabilities	58

Statement of Operations	60

Statement of Changes in Net Assets	62

Notes to Financial Statements	66

Financial Highlights	75

Report of Independent Registered Public Accounting Firm	82

Disclosure Regarding the Board's Approval of the Funds' Advisory Contracts	83

Directors and Officers	86

Additional Tax Information	92

This Report is submitted for the general information of the shareholders of Pacific Advisors Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a copy of the prospectus, which contains information concerning the investment policies of the Funds as well as other pertinent information.

This Report is for informational purposes only and is not a solicitation, or a recommendation that any particular investor should purchase or sell any particular security. The statements in the Report are the opinions and beliefs expressed at the time of this commentary and are not intended to represent opinions and beliefs at any other time. These opinions are subject to change at any time based on market or other conditions and are not meant as a market forecast. All economic and performance information referenced is historical. Past performance does not guarantee future results.

For more information on the Pacific Advisors Funds, including information on charges, expenses and other classes offered, please obtain a copy of the prospectus by calling (800) 989-6693. Please read the prospectus and consider carefully the investment risks, objectives, charges and expenses before you invest or send money. Shares of the Pacific Advisors Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Message

from the chairman

Dear Shareholders,  February 12, 2010

For many investors, 2009 began with fear of a depression and ended with hope that the worst was over and that better times were ahead. After reaching its bear market low in early March, the S&P 500 Index rallied 65% and ended the year with a gain of 26.5%.

Swift action by central governments to respond to the financial crisis and strong economic growth in China and India led to this remarkable recovery. In addition, many companies proved adept at cutting expenses and managing their financial condition during the recession. And, most importantly, as evidence grew that the recession had run its course, investors proved resilient by returning to the equity market.

In the last half of the year, economic recovery bolstered investor confidence. Most significantly, the 2.2% expansion in U.S. GDP during third quarter confirmed that the recession had ended. The fear and trepidation that had plagued the market was replaced by cautious optimism which created a more opportunistic and forward-looking investing environment. Overall, the market took significant steps forward in 2009; we expect this recovery to continue at a slow to moderate pace in 2010.

The strength of the market recovery was particularly evident during third quarter earnings season. Corporations were more willing to provide earnings projections which gave investors greater clarity. Firms that had been focused on managing through the downturn began to implement growth strategies and seek opportunities to expand their market share. These strong companies, with solid financials, should outpace weaker firms by effectively implementing their recovery plans. In 2010, we expect this disparity to continue as weaker companies continue to struggle; many may become takeover candidates or perhaps even face bankruptcy.

While 2009 presented its own challenges, it nevertheless brought a marked improvement in the markets and the economy from the end of 2008. The markets recovered more quickly than most anticipated. Investors who maintained a disciplined strategy have fared significantly better than those who retreated to the sidelines. Indeed, 2009 reaffirmed our long-standing buy-and-hold investment philosophy. Despite the unprecedented credit crisis and ensuing global economic downturn, our strategy of focusing on superior companies with experienced management teams continued to serve the Funds well.

Market & Economic Review

Despite the general uptrend in the second quarter, March lows were still fresh in the minds of investors at the beginning of the third quarter. This climate set the stage for an important earnings season that ultimately showcased the resilience of U.S. corporations. A common sentiment that "the worst is finally behind us" emerged and initiated a rally that lasted through most of the quarter.

The equity market recovery continued to build in the fourth quarter. Investor sentiment improved with confirmation that economic recovery was underway. In turn, market volatility lessened and a more strategic investing environment took hold.

Government stimulus programs and a low interest rate environment continued to help foster economic recovery. The manufacturing sector bounced back with consistent upward momentum. Consumer spending, which drives two-thirds of the U.S. economy, also showed signs of renewal. Consumers remained cautious but felt comfortable enough to open their wallets for more discretionary spending. Consequently, retailers enjoyed a better than projected holiday shopping season. Other areas, including the housing and auto sectors, also showed signs of stability, although progress was more muted.

Economic data, however, were not entirely positive which resulted in uneven market conditions. Challenges to recovery included the weak U.S. dollar and ballooning federal deficits. Unemployment, which exceeded 10%, will

Market Review – December 31, 2009

Index[1]	Close	YTD Return
Dow Jones Industrial Avg	10,428.05	18.8%
S&P 500	1,115.10	26.5%
NASDAQ Composite	2,269.15	43.9%
Russell 2000 (small cap)	625.39	27.2%
	12/31/09	12/31/08
10-Year T-Note Yield	3.85%	2.25%

1  Data: The Wall Street Journal; Standard & Poor's; Russell Investments. The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and The Nasdaq Stock Market. The S&P 500 Index is a market capitalization-weighted index of 500 widely held U.S. stocks. The NASDAQ Composite is an unmanaged, market capitalization weighted measure of over 3,000 stocks listed on The Nasdaq Stock Market. The Russell 2000 Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell 300 Index. These indices are not available for direct investment.

Message

from the chairman continued

likely remain elevated as a result of weak to moderate economic growth. Additionally, uncertainty regarding pending legislation, tax policy and the expiration of stimulus programs may also inhibit near-term economic growth.

Foreign economies also showed signs of recovery and strength. China led the way with robust economic growth, followed by India. Parts of Europe experienced a slower recovery as countries including Greece; Italy; and Spain encountered significant challenges. Overall, the modest recovery in the global economy bodes well for renewed worldwide demand for goods and services including oil and other commodities.

Equity Investment Review

Improving economic conditions provided fertile ground for mergers and acquisitions ("M&A"). Numerous companies found opportunities to expand their market presence, acquire additional product lines or absorb smaller competitors. Notable activity included Kraft Foods' pursuit of British candy-maker, Cadbury; ExxonMobil's acquisition of natural gas firm XTO Energy; French pharmaceutical giant Sanofi Aventis' acquisition of personal-care products maker Chattem; and Berkshire Hathaway's acquisition Burlington Northern Santa Fe, one of the largest railroad companies in North America.

Early recovery sectors of Consumer Discretionary, Basic Materials, Energy and Information Technology remained the strongest performers. These sectors were hardest hit during the recession and, conversely, have enjoyed superior performance during economic recovery. Nevertheless, stock selection, even among the strongest performing sectors, remained key to participating in the market recovery.

Third quarter earnings continued to highlight the growing disparity in performance between strong, effectively managed companies and weaker firms. While many corporations posted better-than-expected results and increasing revenues, investors paid closer attention to guidance for 2010.

Improvement in the equity markets continued to benefit portfolios in the final half of 2009. Maintaining our commitment to investing in strong, well-positioned companies, we made only minor adjustments to select holdings in each of the Funds. Performance came primarily from positions in the Consumer Discretionary, Consumer Staples, Industrials, Energy and Health Care sectors.

The Financial sector also showed improvement as banks wrote down and sold off underperforming assets. Their ability to raise capital also enabled the stronger banks to participate in FDIC-sponsored takeovers. These transactions provided a "golden opportunity" for these banks to expand their businesses with the FDIC providing substantial guarantees against losses on the acquired loan portfolios. We believe the earnings potential for these banks will be substantial as the credit markets improve.

Equity Strategy

We expect continued growth in the economy and equity markets during 2010. Nevertheless, challenges to economic growth remain. The recovery process will be influenced by many factors including: industry consolidation; the expiration of certain stimulus programs; and the strength of economic growth in developing countries such as China and India.

The Funds are well-positioned to take advantage of further economic growth with an emphasis on early recovery sectors including Consumer Discretionary, Industrials and Energy. While improvement in the credit markets and the end of the recession have helped many companies regain their footing, each sector, industry and company will face its own challenges as recovery progresses. For some companies, the lack of a strong recovery that normally follows a recession will inhibit their ability to generate the revenue growth necessary to reduce debt and make capital investments. We believe the market will remain focused on how effectively individual companies across all sectors and industries implement their growth strategies. We expect the market will reward firms that, having successfully navigated the recession, are solidifying their market positions and growing earnings.

The economy's move from recession to modest economic growth has proved that those firms with solid management, strong balance sheets, effective business models and sound growth strategies are better equipped to succeed in any market condition. Our investment strategies, therefore, focus on the fundamental strength of individual companies. Once we identify a company as a compelling prospect, we then monitor the company's performance to identify significant events that will result in price appreciation. This process enables us to utilize temporary market pullbacks to acquire stock of these 'target' companies at discounted prices. Consequently, patience continues to be an important component of our investment process.

Fixed Income Investment Review

Clearer signs of economic improvement brought greater stability to the fixed income markets in the last half of the year. Increasingly positive data led the Fed to acknowledge in December that "the recovery in economic activity is gaining momentum." As the economy strengthened, investors began to move away from government securities to other investments, such as corporate bonds and equities, which offered higher returns. By the end of 2009, credit markets were, once again, functioning normally with improved supply and demand.

While the Fed did not raise the federal funds rate, market forces pushed interest rates higher on U.S. government securities at the end of the year. The rate on the benchmark 10-year Treasury Note increased from 3.28% to 3.85% in December. In light of the ongoing interest rate risk throughout the latter part of the year, we continued to focus the Funds' fixed income holdings in short to intermediate-term bonds.

The supply of corporate bonds continued to increase as companies took advantage of low interest rates by refinancing existing debt. Opportunities existed primarily in lower-rated investment grade bonds which provided yields of more than 5.50%. New purchases focused on bonds with maturities of approximately five years to minimize interest rate risk.

While the Fed has indicated that it will not raise the fed funds rate in the near future, we expect interest rates will trend higher in 2010. To fund the federal deficit, the supply of U.S. Treasury securities may increase dramatically. Supply will also be impacted when the Fed discontinues its program to buyback government agencies in March 2010. Investors, in search of higher returns, will likely continue to favor other investments, including corporate bonds and equities that offer potentially higher returns. Increased supply and decreased demand are expected to push rates on Treasuries and government agencies higher. Given the expectation for higher interest rates, we will maintain our conservative strategy to focus on managing interest rate risk to protect capital while seeking favorable income.

Looking Ahead

Economic recovery has taken hold, but is expected to progress in fits and starts. Key segments of the economy, including the labor and housing markets, remain challenged. Nevertheless, leading indicators point to continued expansion in the U.S. and global economies during 2010.

Investor sentiment improved significantly over the course of the year but remains vulnerable to mixed economic data. Government intervention proved to be a strong catalyst for the market in 2009. The expiration of many of these programs in 2010 will provide important insights into the fundamental strength of the economy and help set the tone for equity and fixed income performance.

While economic recovery will help companies return to growth, certain fundamental constraints, particularly elevated levels of unemployment, may limit economic expansion. Each industry faces its own set of challenges. Also, the performance of individual companies will vary based on their financial condition and competitive advantages. The opportunity for strong companies to gain market share and grow their businesses in a weak recovery offers some compelling investment prospects.

Although the recovery has produced dramatic improvements in stock prices, we still see significant value in select areas. While we are optimistic about the outlook for 2010, we believe that further improvement will develop over course of the year. The patient and disciplined approach that has enabled Pacific Advisors Funds to weather the storm of the past year will continue to be important as we enter the New Year.

Sincerely,

George A. Henning

The views expressed represent the opinions and beliefs at the time of this commentary and are not meant as a market forecast. These views are subject to change at any time based on market or other conditions. This information may not be relied on as investment advice or as an indication of trading intent on behalf of any Fund. Fund investments may change at any time. Economic and performance information referenced is historical and past performance does not guarantee future results.

Pacific Advisors

  Government Securities Fund

Seeks to provide high current income, preservation of capital, and rising future income, consistent with prudent investment risk. Invests at least 80% of its assets in U.S. Government fixed income securities and may invest in other income-producing instruments including dividend paying common stocks, for income and capital appreciation.

TOTAL RETURNS		EXPENSE RATIOS
For the year ended December 31, 2009		For the fiscal year ended December 31, 2008
			Expense Ratio	Net Expense Ratio
Class A	2.26%	Class A	3.11%	1.65%
Class C	1.44%	Class C	3.89%	2.43%
Barclays Capital U.S. Int T-Bond Index[1]	– 0.33%

Please see the Financial Highlights in this Report for expense ratios for the fiscal year ended December 31, 2009.

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 4.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

The Fund's investment adviser is waiving a portion of its management fees pursuant to an Expense Limitation Agreement. The waiver may be discontinued at any time with ninety days written notice in consultation with the Fund's Board of Directors, but is expected to continue at current levels. Performance shown reflects the waiver, without which the results would have been lower.

Discussion with Portfolio Managers2  February 12, 2010

Thomas H. Hanson
Jingjing Yan, CFA

Fund Performance

The Fund outperformed its benchmark in 2009 while continuing to maintain a conservative strategy to protect capital and provide current income. Risk management remained the priority during the second half of the year given the trend toward rising interest rates. While the Federal Reserve did not raise the federal funds rate, market forces drove rates for U.S. government securities higher. We successfully managed risk by utilizing callable intermediate-term government agencies to maintain a shorter average maturity while generating favorable income. The Fund's strategy of investing a small portion of the portfolio in high quality dividend-paying common and preferred stocks also contributed to the Fund's outperformance.

Market Overview

The credit markets continued to improve but remained unusually challenging in the second half of 2009. Clearer signs of economic improvement, including GDP growth in the third quarter, brought greater stability to the fixed income markets. The Fed continued to support the economy by maintaining the fed funds rate at zero to 0.25% and committing to keep the rate at a low level for an extend period of time. Low inflation also helped contain the upward pressure on interest rates. Demand from foreign investors remained strong

1  The Barclays Capital U.S. Intermediate Treasury Bond Index is an unmanaged index of U.S. government securities with one to ten years to maturity.

2  Effective January 4, 2010, Ms. Yan became a portfolio manager of the Fund. Ms. Yan served as a research analyst for the Fund prior to becoming a portfolio manager. Effective February 1, 2010, Mr. Hanson is no longer a portfolio manager of the Fund.

as U.S. Treasuries provided relative safety amid global economic uncertainty. This demand caused rates on government securities to decline slightly in the third quarter and remain relatively stable through November.

Late in the fourth quarter, the upward market pressure on yields accelerated. Increasingly positive data led the Fed to acknowledge in December that "the recovery in economic activity is gaining momentum." As the economic recovery strengthened, investors began to move away from government securities to other investments offering higher returns. In addition, the rising federal deficit, record-breaking treasury auctions, and the end of the Fed's Treasury purchase program prompted market concern over the excessive supply of government securities. As a result, interest rates were pushed dramatically higher in December as investors demanded higher returns on Treasuries. The change in the rate on the 10-year Treasury Note, from 3.28% to 3.85%, was the largest monthly increase since January 2009. Despite the Fed's low interest rate policy, long-term interest rates ultimately rose in order for bonds to remain competitive with other investment opportunities.

Fixed Income Strategy

The Fund maintained a conservative strategy focused on protecting principal, providing current income and maximizing total return. The Fund remained primarily invested in intermediate-term, callable government agencies. This strategy reduced volatility in the portfolio while providing greater income than short-term government agencies.

Short-term government securities offered limited yield during the period as evidenced by the rate on the 2-year Treasury Note which traded between 0.75% and 1.25%. Long-term bonds provided relatively higher income, but with much higher interest rate risk. As interest rates rise, bond prices decrease because outstanding bonds with lower coupon rates become less attractive than newly issued bonds with higher coupons. As a result, long-term bond holders risk a significant loss of principal in addition to foregoing a higher income stream.

To reduce interest rate risk while maximizing current income, the Fund primarily invested in continuously callable intermediate-term government agencies which offered higher income. We anticipated that these bonds would be called back and, therefore, the risk of losing principal was reduced as their holding periods would be much shorter. During the period, many of these bonds were called. The Fund benefited from this strategy by enhancing income and minimizing interest rate risk. At the end of year, we also added several bonds that provide an increasing coupon rate over the life of the bond and convert to non-callable in a few years. These purchases are easier to sell thereby providing liquidity and allowing the Fund to protect principal in a rising interest rate environment.

Consistent with its conservative strategy, the Fund does not use leverage. While leverage is used by many government securities funds to enhance return, it also magnifies risk. If a fund uses leverage and its investments decline in value, the fund's loss of principal would be much greater than if it were not leveraged. We believe using leverage would be counter to the Fund's objectives to protect principal and provide lower volatility.

Equity Positioning

The Fund invested approximately 10% of its portfolio in high quality dividend-paying common and preferred stocks to provide a hedge against inflation. Toward the end of the year, and in light of the continued improvement in the equity market, we began to add to the Fund's common stock holdings. New purchases focused on undervalued stocks of well established firms with good dividend yields and capital appreciation potential. This included British Petroleum, AT&T, and Consolidated Edison.

Early in the year, we maintained the Fund's preferred stock in financial companies. Our internal research confirmed their underlying value and the ability of these companies to maintain the attractive income streams offered by these investments. This decision contributed to the Fund's return as these holdings recovered 18% in the second half of the year while producing an average dividend yield of approximately 7%. To capture capital appreciation, we sold preferred stock in other sectors as we expected their values would decrease as interest rates rise.

Pacific Advisors

  Government Securities Fund continued

Looking Ahead

Key segments of the economy remain challenged including the labor and housing markets. Nevertheless, leading indicators point to continued expansion in the U.S. and global economies during 2010. The credit markets will likely continue to stabilize with additional economic growth.

We expect interest rates will continue to trend higher in 2010. The supply of government securities will likely increase dramatically as the government issues a greater number of Treasuries to fund the federal deficit and the Fed ends its purchase program of mortgage backed securities in March 2010. Additionally, investors will likely continue to migrate toward other investments that offer higher returns, such as corporate bonds and equities. Increasing supply and decreasing demand are expected to push rates on Treasuries and government agencies higher as investors demand competitive returns.

Furthermore, as economic activity increases, the Fed may begin to tighten its monetary policy. To ease inflationary pressures, the Fed may accelerate its programs to absorb some of the excess cash in the financial system. Moreover, a growing number of economists anticipate that the Fed may raise the fed funds rate in the third quarter of 2010 which would accelerate the upward trend in interest rates.

Global economic growth and demand from overseas will continue to significantly impact the direction of interest rates on Treasuries and government agencies. As two of the biggest holders of U.S. Treasuries, Japan and China could also influence Treasury rates by their political policies and investment decisions.

Given the expectation for higher interest rates, we will continue to focus on managing interest rate risk to protect capital. The Fund will remain concentrated in short to intermediate-term government agencies. When interest rate peak, we will reallocate to longer-term, non-callable government agencies to lock in higher interest rates. To increase income and capital appreciation potential, we may increase and further diversify the Fund's common stock holdings. Following our conservative strategy, we will continue to actively manage the Fund to protect principal and minimize volatility.

Portfolio Holdings as of 12/31/09 (Based on Total Investments)

1.	U.S. Government Agencies	87.42%
2.	Equities	5.95%
3.	Cash and Cash Equivalents	3.41%
4.	Preferred Stock	3.22%

Change in Value of $10,000 Investment1

This chart compares the growth of a $10,000 investment in Class A shares of the Government Securities Fund for the period January 1, 2000 through December 31, 2009 with the same investment in the Barclays Capital U.S. Intermediate Treasury Bond Index2.

Average Annual Compounded Return as of December 31, 2009

	Class A	Class C
One Year	– 2.64%	0.44%
Five Year	0.94%	1.15%
Ten Year	2.20%	1.93%

Past performance does not guarantee future results. Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns include reinvested dividends and capital gains. Returns for Class A shares reflect a maximum front-end sales charge of 4.75%; and returns for Class C shares reflect the deduction of a contingent deferred sales charge of 1% on shares sold within the first year of purchase. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Call (800) 989-6693 for the most recent month-end performance.

1  Fund results are shown for Class A shares and reflect deduction of the maximum front-end sales charge of 4.75% on the $10,000 investment for a net amount invested of $9,525. At the end of the same period, a $10,000 investment in Class C shares would have been valued at $12,105, and no contingent deferred sales charges would apply. Performance of the share classes will vary based on the difference in charges and expenses. The inception date is 02/08/93 for Class A shares and 04/01/98 for Class C shares. It is not possible to invest directly in the Index. Unlike the Fund's results, the results for the Index do not reflect sales charges, fees or expenses.

2  The Barclays Capital U.S. Intermediate Treasury Bond Index is an unmanaged index of U.S. government securities with one to ten years to maturity.

Pacific Advisors

  Government Securities Fund continued

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 through December 31, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 60 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 60 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/09	Ending Account Value 12/31/09	Expense Paid During Period 07/01/09 – 12/31/09
Government Securities Fund Class A
Actual	$1,000.00	$1,019.20	$8.60
Hypothetical (5% return before expense)	$1,000.00	$1,025.21	$8.63
Government Securities Fund Class C
Actual	$1,000.00	$1,014.70	$12.24
Hypothetical (5% return before expense)	$1,000.00	$1,025.21	$12.30

3  Expenses are equal to the Fund's annualized expense ratio of 1.69% for Class A shares and 2.41% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Pacific Advisors

  Income and Equity Fund

Seeks to provide current income and, secondarily, long-term capital appreciation. Invests primarily in investment grade U.S. corporate fixed income securities and dividend paying stocks.

TOTAL RETURNS		EXPENSE RATIOS
For the year ended December 31, 2009		For the fiscal year ended December 31, 2008
			Expense Ratio	Net Expense Ratio
Class A	15.37%	Class A	2.80%	2.05%
Class C	14.56%	Class C	3.56%	2.81%
Barclays Capital U.S. Int Corp Bond Index[1]	18.56%
S&P 500 Index[2]	26.46%

Please see the Financial Highlights in this Report for expense ratios for the fiscal year ended December 31, 2009.

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 4.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

The Fund's investment adviser is waiving a portion of its management fees pursuant to an Expense Limitation Agreement. The waiver may be discontinued at any time with ninety days written notice in consultation with the Fund's board, but is expected to continue at current levels. Please see the Fund's most recent Annual Report for details. Performance shown reflects the waiver, without which the results would have been lower.

Discussion with Portfolio Managers3  February 12, 2010

Thomas H. Hanson
Charles Suh, CFA
Jingjing Yan, CFA

Fund Performance

The Fund performed admirably during 2009 with Class A shares returning 15.37%. Performance was achieved while adhering to a conservative investment discipline focused on delivering a stable income stream and managing risk. The Fund captured attractive yields as it managed fixed income holdings to protect against interest rate risk. Additionally, the Fund benefited from recovery in the equity market with investments in dividend-paying stocks of well-known, market-leading companies.

The Fund underperformed its benchmark indices for the year. However, unlike either of its benchmarks, the Fund's portfolio includes both fixed income and equity securities. Therefore, the Fund's performance would be best viewed against a comparative blend of its benchmarks. Moreover, the Fund achieved its performance while incurring significantly less risk than the market, as measured by a beta4 of 0.40 in comparison to the S&P 500 Index.

1  The Barclays Capital U.S. Intermediate Corporate Bond Index is an unmanaged index of publicly issued investment grade U.S. corporate bonds with one to ten years to maturity.

2  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.

3  Effective January 4, 2010, Ms. Yan and Mr. Suh became portfolio managers of the Fund. Ms. Yan and Mr. Suh served as research analysts for the Fund prior to becoming portfolio managers. Mr. Hanson is no longer a portfolio manager of the Fund effective February 1, 2010.

4  "Beta" measures volatility relative to the stock market or an alternative benchmark. A beta less than 1.0 indicates lower risk than the market or the benchmark and a beta greater than 1.0 indicates higher risk than the market or the benchmark.

Pacific Advisors

  Income and Equity Fund continued

Fund Strategy

The Fund utilizes a conservative total return strategy that seeks to deliver consistent income and provide long-term capital appreciation. This strategy includes active management of the Fund's fixed income and equity allocations to manage risk as it seeks the best opportunities for stable income and long-term growth. While the Fund is primarily invested in investment grade corporate bonds, we typically increase the Fund's equity holdings when the economic outlook is favorable.

As evidence of economic recovery continued to emerge in the final half of the year, the portfolio allocation to fixed income holdings was reduced modestly to approximately 68%. These holdings were primarily investment grade corporate bonds and, to a lesser extent, preferred stocks. Conversely, common stock holdings were increased from approximately 21% to just over 30%. Investments remained concentrated in blue chip, dividend-paying stocks of companies with superior fundamentals. These holdings should benefit from continued economic improvement and provide a potential hedge against inflation.

Market Overview

Overall, the economy and the markets made great strides in the second half of 2009. Economic activity was aided by significant support from the government, including intervention in the credit markets and a massive stimulus package aimed at encouraging consumer spending. The recession officially ended with GDP growth of 2.2% in the third quarter. Key areas of the economy, including consumer confidence; housing; autos; and retail sales showed marked improvement in the latter half of the year.

As economic data reinforced that the recovery was, in fact, legitimate, corporations began to shift their focus from cost-cutting measures to growth initiatives. Likewise, consumers began to increase spending as their confidence in the economy strengthened. At times, however, recovery in the markets was tempered by ongoing economic concerns including rising unemployment; weakness in the U.S. dollar; and the burgeoning federal budget deficit.

Corporate Bond Overview

Recovery in the credit markets was advanced by government stimulus programs and the Federal Reserve's commitment to maintaining a low interest rate environment. Access to credit improved as the economy distanced itself from the worst of the downturn. New corporate bond offerings increased as companies looked to take advantage of low interest rates by refinancing existing debt. Some companies also took advantage of low interest rates to finance growth initiatives, including mergers and acquisitions.

As the economy strengthened, investors were increasingly willing to take on additional investment risk. After seeking safety in U.S. Treasuries earlier in the year, investors began to migrate to other investments offering more attractive returns. While the Fed held the federal funds rate at zero to 0.25%, market forces ultimately pushed long-term interest rates higher.

A residual consequence of the credit crisis has been the deterioration of the credibility of bond ratings agencies. These third-party research companies assigned top investment grades to securities that eventually suffered severe losses. Consequently, investors have re-examined their reliance on bond ratings in evaluating investments. Perhaps in response to recent criticism, ratings agencies may have overcompensated in their practices. During 2009, these agencies downgraded several stalwart, blue chip companies. As a result, these bonds offered attractive risk-reward opportunities.

Fixed Income Strategy

Interest rate expectations play a key role in the composition of the Fund's fixed income portfolio. Given the risk of higher interest rates in the last half of the year, the Fund continued to implement a defensive strategy. As existing bonds were called or matured, new investments were concentrated in shorter-term bonds with maturities ranging from two to seven years. While these bonds may offer lower yields than longer-term issues, they are less prone to depreciation in a rising interest rate environment.

Additionally, the Fund selected bonds at the lower end of the investment grade range as they provided attractive opportunities to generate additional income without significantly increasing risk. Examples included blue chip corporations such as Marriott International which yielded 5.70% at the time of purchase, and Nordstrom which yielded 5.50%. The Fund also increased investments in the Industrials and Basic Materials sectors in expectation of global economic recovery. Positions in these areas include global steel giant ArcelorMittal, which yielded 7.13% at the time of purchase; precious metals producer Freeport-McMoRan, which yielded 7.13%; and industrial products manufacturer Trinity Industries, which yielded 6.63%.

Equity Overview

Consistent improvements in the economy and corporate earnings sustained the equity market rally in last half of the year. Better-than-expected second and third quarter corporate earnings helped fuel investor confidence. Many corporations benefited from dramatic cost-cutting efforts in the first and second quarters, and a resumption of economic growth in the third quarter. Sound companies with strong financials benefited the most from recovery; many of these companies began to take advantage of opportunities to grow their businesses.

As the economic recovery gained steam, merger and acquisition activity surged. Companies looked to take advantage of depressed equity valuations to capitalize on strategic growth opportunities. Several deals of significant size occurred across a variety of industries, including ExxonMobil's proposed purchase of Fund holding XTO Energy.

Equity Strategy

The Fund's equity holdings continued to focus on large, established companies with lower-than-average volatility, high dividend yields and meaningful capital appreciation potential. As we increased the Fund's equity exposure in the last half of the year, purchases were concentrated in sectors expected to benefit from economic recovery such as Energy, Industrials and Consumer Staples. Additional investments in current holdings including ConocoPhillips, Home Depot, and Verizon were complemented by new positions in Wal-Mart, McDonald's, and UPS. These companies epitomize the market leadership and financial strength the Fund seeks in its equity investments. In addition, they offered dividend yields as high as 6.0% at the time of purchase.

Looking Ahead

Market Outlook

We expect economic recovery to progress at a slow and uneven pace. Ongoing challenges will likely continue to restrain improvement in key areas such as consumer confidence; consumer spending; housing; and employment. In particular, while the labor market may show signs of modest improvement, unemployment will likely remain elevated for a period of time. In addition to unemployment, the growing federal trade and budget deficits; uncertainty about pending legislation; and the expiration of government stimulus programs may temper economic growth.

During 2010, we anticipate that the continued economic recovery and the mounting federal deficit will create inflationary pressures. Consequently, investors will demand higher yields on longer-term investments. Demand for low-yielding government bonds will likely wane as investors favor alternative investments with better return potential. Furthermore, if economic data point to stable economic growth, we expect market forces will push corporate bond rates higher to remain competitive with other investments such as equities.

In early 2010, we expect most corporate debt issuance to be refinancing of existing debt. As the recovery progresses, we would expect to see an increase in capital raising activity as companies look to make acquisitions and build reserves for strategic growth initiatives.

Pacific Advisors

  Income and Equity Fund continued

Fund Strategy

In light of our expectations for a rising interest rate environment, we will maintain a shorter average maturity in the Fund's bond holdings to minimize interest rate risk and protect capital. With holdings focused on shorter-term maturities in the two to seven-year range, we would anticipate higher turnover in the Fund's fixed income portfolio compared to recent years.

In 2010, the Fund's equity investments are likely to increase further in expectation of continued economic recovery. The Fund will adhere to its discipline of investing in blue chip companies with strong and stable dividends that offer above-average capital appreciation potential. Despite the rally in equity markets, we believe stronger companies will continue to offer long-term growth opportunities. We will look to further increase exposure to areas that are likely to benefit from increased economic activity, including Industrials; Energy; Basic Materials; and Consumer Discretionary.

Portfolio Holdings as of 12/31/09 (Based on Total Investments)

1.	Corporate Bonds	59.71%
	Equities	30.54%
2.	Energy	5.94%
3.	Industrials	4.34%
4.	Consumer Staples	4.34%
5.	Consumer Discretionary	3.54%
6.	Health Care	3.25%
7.	Utilities	2.79%
8.	Telecommunication Services	2.31%
9.	Other Equities	4.03%
10.	Preferred Stock	7.28%
11.	U.S. Government Agencies	1.33%
12.	Cash and Cash Equivalents	1.14%

Change in Value of $10,000 Investment1

This chart compares the growth of a $10,000 investment in Class A shares of the Income and Equity Fund for the period January 1, 2000 through December 31, 2009 with the same investment in the S&P 500 Index2 and the Barclays Capital U.S. Intermediate Corporate Bond Index3.

Average Annual Compounded Returns as of December 31, 2009

	Class A	Class C
One Year	9.93%	13.56%
Five Year	– 0.08%	0.16%
Ten Year	1.71%	1.37%

Past performance does not guarantee future results. Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns include reinvested dividends and capital gains. Returns for Class A shares reflect a maximum front-end sales charge of 4.75%; and returns for Class C shares reflect the deduction of a contingent deferred sales charge of 1% on shares sold within the first year of purchase. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Call (800) 989-6693 for the most recent month-end performance.

1  Fund results are shown for Class A shares and reflect deduction of the maximum front-end sales charge of 4.75% on the $10,000 investment for a net amount invested of $9,525. At the end of the same period, a $10,000 investment in Class C shares would have been valued at $11,457, and no contingent deferred sales charges would apply. Performance of the share classes will vary based on the difference in charges and expenses. The inception date is 02/08/93 for Class A shares and 04/01/98 for Class C shares. It is not possible to invest directly in either Index. Index results assume reinvestment of dividends, but, unlike the Fund's results, do not reflect sales charges, fees or expenses.

2  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York and American Stock Exchanges and The Nasdaq Stock Market.

3  The Barclays Capital U.S. Intermediate Corporate Bond Index is an unmanaged index of publicly issued investment grade U.S. corporate bonds with one to ten years to maturity.

Pacific Advisors

  Income and Equity Fund continued

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 through December 31, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 60 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within 60 days of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/09	Ending Account Value 12/31/09	Expense Paid During Period 07/01/09 – 12/31/09
Income & Equity Fund Class A
Actual	$1,000.00	$1,099.40	$12.28
Hypothetical (5% return before expense)	$1,000.00	$1,025.21	$11.84
Income & Equity Fund Class C
Actual	$1,000.00	$1,095.40	$16.16
Hypothetical (5% return before expense)	$1,000.00	$1,025.21	$15.62

4  Expenses are equal to the Fund's annualized expense ratio of 2.32% for Class A shares and 3.06% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Pacific Advisors

  Balanced Fund

Seeks to achieve long-term capital appreciation and income consistent with reduced risk. Invests in a flexible mix of common stocks and investment grade fixed income securities with at least 25% of its assets invested in fixed income securities and preferred stocks.

TOTAL RETURNS		EXPENSE RATIOS
For the year ended December 31, 2009		For the fiscal year ended December 31, 2008
Class A	21.76%	Class A	2.31%
Class C	20.84%	Class C	3.09%
S&P 500 Index[1]	26.46%
Barclays Capital U.S. Int Corp Bond Index[2]	18.56%

Please see the Financial Highlights in this report for expense ratios for the fiscal year ended December 31, 2009.

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 5.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

Discussion with Portfolio Managers3  February 12, 2010

Thomas H. Hanson
George A. Henning
Samuel C. Coquillard
Charles Suh, CFA
Jingjing Yan, CFA

Fund Performance

The Fund succeeded in limiting risk while participating in the market recovery with Class A shares returning 21.76% for the year. Adherence to a disciplined investment strategy enabled the Fund to take advantage of recovery in both the equity and fixed income markets. Appreciation in the Fund's equity holdings, primarily in the Energy, Basic Materials and Industrials sectors, drove performance. Corporate bond appreciation and a strong rebound in the value of preferred stock in the Financials sector also contributed to the Fund's return. The Fund achieved its performance while incurring notably less risk than the market, as measured by a beta4 of 0.78 in comparison to the S&P 500 Index.

For the year, the Fund outperformed the Barclays' Capital U.S. Intermediate Corporate Bond Index and slightly underperformed the S&P 500 Index. As a balanced fund which combines conservative stocks and fixed income investments, the Fund's total return would be more accurately compared against a blend of its benchmarks.

1  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.

2  The Barclays Capital U.S. Intermediate Corporate Bond Index is an unmanaged index of publicly issued investment grade U.S. corporate bonds with one to ten years to maturity.

3  Effective January 4, 2010, Mr. Suh became a portfolio manager with respect to the equity securities portion of the Fund. Effective February 1, 2010, Ms. Yan became a portfolio manager with respect to the fixed income securities portion of the Fund. Ms. Yan and Mr. Suh served as research analysts for the Fund prior to becoming portfolio managers. Mr. Henning and Mr. Hanson are no longer portfolio managers of the Fund effective January 4, 2010 and February 1, 2010, respectively.

4  "Beta" measures volatility relative to the stock market or an alternative benchmark. A beta less than 1.0 indicates lower risk than the market or the benchmark and a beta greater than 1.0 indicates higher risk than the market or the benchmark.

Pacific Advisors

  Balanced Fund continued

Fund Strategy

The Fund employs a conservative strategy to meet the needs of investors seeking long-term capital appreciation with limited risk and volatility. The Fund's equity and fixed income allocations are actively managed to seek the best opportunities for solid long-term growth in consideration of the prevailing market risks. In the latter half of the year, improvement in the economy lent more credence to the sustainability of the recovery and the potential for long-term growth in stocks. Therefore, we increased the Fund's equity allocation from approximately 61% to 65%. This allocation was achieved by rotating capital to select equity positions as corporate bonds matured.

The Fund's focus on quality holdings was an important component in managing risk and achieving capital appreciation. In equities, we invest primarily in dividend-paying stocks of well-established companies with strong fundamentals. We look for undervalued firms that have solid balance sheets, effective management and good business plans. In this slower growth economy, the underlying strength of a company can be particularly important in achieving long-term performance as stronger companies are better equipped to weather economic difficulties.

Furthermore, the fixed income portfolio targets high-quality, investment grade corporate bonds. This commitment to quality differs from other balanced funds that may use more aggressive investment strategies. Such funds may take on higher risk by investing in momentum stocks or below-investment grade (also known as 'junk') bonds. While these types of aggressive investments may generate higher returns, the increased risk may not be suitable for more conservative shareholders.

Market Overview

Global economic recovery remained uneven in the last half of the year. Countries in Asia experienced a more robust economic rebound with China leading the way with a growth rate over 8%. Meanwhile, significant challenges emerged in European countries including Greece, Italy and Spain in the form of soaring unemployment and crushing debt.

In the second half of 2009, the U.S. economy turned a critical corner and emerged from its recession with GDP growth of 2.2% in the third quarter and 5.7% in the fourth quarter. Economic recovery across an array of sectors and industries resulted in improved conditions for consumers, businesses and, consequently, the stock market. In particular, economic data showed improvement in the housing, manufacturing and consumer sectors which fueled confidence that the economy was truly on the mend. However, other trends tempered investor sentiment including unemployment of over 10% and the mounting federal deficit. Overall, both the equity and corporate bond markets experienced significant recovery, prompted by improving economic conditions.

Equity Overview

Equity Market Recovery

In the second half of 2009, the focus in the equity market shifted from defensive to opportunistic investing. Investor confidence grew as economic improvement strengthened demand for a broad range of goods and services. At times, the uneven nature of the recovery gave investors pause but, as confidence increased, capital continued to return to the equity market.

Second and third quarter earnings showed corporate America rebounding. Strong companies which effectively managed their balance sheets are coming out ahead in the recovery. Many of these firms used the low interest rate environment to strategically position themselves for growth through mergers or acquisitions ("M&A"). In the second half of the year, activity ramped up noticeably including deals which impacted Fund holdings such as ExxonMobil's acquisition of XTO Energy and Berkshire Hathaway's acquisition of Burlington Northern Santa Fe. Other soundly positioned firms took opportunities to streamline their business operations or expand their market share as weaker companies fell by the wayside. In addition, weakness in value of the dollar enhanced revenue from foreign markets and boosted earnings for corporations with international operations.

Early recovery sectors remained the strongest performers in final half of the year. Energy positions performed well as oil prices rose and stayed in a range of $70 to $80 per barrel. Basic Materials and Industrials also showed signs of recovery. Their improvements were supported by worldwide economic growth as foreign governments renewed infrastructure and construction projects to stimulate their economies. Additionally, Financials, which were hit hardest by the recession, rebounded. U.S. government stimulus efforts and normalization of the credit markets helped stabilize the sector. Several major financial institutions began to repay TARP monies in the fourth quarter prompting further recovery in this sector.

Equity Strategy

The Fund's equity holdings remained diversified across a variety of sectors and industries to reduce risk. Greater weight was given to positions in sectors with long-term demand trends such as Energy, Consumer Staples, Health Care and Industrials. Notably, the Fund's Energy holdings experienced solid appreciation in the second half of the year. Specifically, positions in large oil exploration firm Devon Energy; integrated gas firm Williams Companies; and multinational oil producer and refiner Suncor Energy benefited from increased demand and higher oil prices. Firms in energy-related industries also profited from rising energy prices. Cameron International, a manufacturer of offshore oil and natural gas equipment with hefty offshore contracts in Brazil, remained a stellar performer for the Fund.

Holdings in the consumer sectors contributed to the Fund's performance. Coca-Cola benefited from renewed consumption and strengthening beverage demand from its global network of bottlers. With more than three-fourths of its revenue generated outside the U.S., the company's earnings were bolstered by weakness in the value of the dollar. J.M. Smucker also experienced strong performance as a result of increased sales revenue following its acquisition of the Folgers brand name.

Corporate Bond Overview

The corporate bond market continued to improve in the latter half of 2009. The Fed maintained the federal funds rate between zero and 0.25% which helped increase liquidity to the credit markets. Subsequently, new corporate bond offerings increased in the third and fourth quarter as companies took advantage of lower rates to refinance existing debt. Additionally, as improved economic conditions fueled M&A activity, some companies issued new debt offerings to finance these transactions.

Earlier in the year, investors flocked to short-term U.S. Treasuries as a safe haven. In the latter part of the year, many began to seek more attractive opportunities in other investments offering better yields. Market forces pushed long-term interest rates higher during the period. The yield on the benchmark 10-Year Treasury Note, which was 3.53% as of June 30th, ended the year at 3.85%.

While interest rates remained at historical lows, the risk of a rising interest rate environment persisted throughout the latter half of 2009. Therefore, the Fund maintained its defensive strategy of holding short to intermediate-term investment grade corporate bonds. Few new bonds were added to the portfolio in the second half of the year as the equity market offered better opportunities for long-term growth.

Looking Ahead

Global economic conditions are improving. In particular, China and India will likely experience a more robust recovery than the U.S. and Europe. Economic growth initiatives should further strengthen demand in the Energy, Industrials and Basic Materials sectors. While the U.S. economy is stabilizing, we anticipate that growth will progress at a slow and uneven pace. Recovery will continue to face headwinds from weakness in the housing sector, elevated unemployment and the growing national deficit.

We expect further improvement in the equity markets albeit with growing disparity between the performance of stronger and weaker companies. Consequently, the fundamental strength of individual companies will remain a key determinant of performance. We expect to incrementally increase the Fund's equity allocation in order to capture select opportunities for long-term appreciation in fundamentally strong, market-leading firms.

We will continue to utilize a defensive fixed income strategy to manage the risks associated with higher interest rates. We do not anticipate making substantial changes to the fixed income portfolio in the near-term and are likely to maintain the portfolio's concentration in the short to intermediate-term holdings.

Pacific Advisors

  Balanced Fund continued

Portfolio Holdings as of 12/31/09 (Based on Total Investments)

	Equities	66.49%
1.	Energy	16.57%
2.	Industrials	14.33%
3.	Consumer Staples	8.91%
4.	Financials	8.39%
5.	Health Care	6.68%
6.	Information Technology	4.37%
7.	Other Equities	7.24%
8.	Corporate Bonds	28.41%
9.	Preferred Stock	3.46%
10.	Cash and Cash Equivalents	1.64%

Change in Value of $10,000 Investment1

This chart compares the growth of a $10,000 investment in Class A shares of the Balanced Fund for the period January 1, 2000 through December 31, 2009 with the same investment in the S&P 500 Index2 and the Barclays Capital U.S. Intermediate Corporate Bond Index3.

Average Annual Compounded Returns as of December 31, 2009

	Class A	Class C
One Year	14.73%	19.84%
Five Year	– 0.49%	– 0.06%
Ten Year	1.97%	1.81%

Past performance does not guarantee future results. Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns include reinvested dividends and capital gains. Returns for Class A shares reflect a maximum front-end sales charge of 5.75%; and returns for Class C shares reflect the deduction of a contingent deferred sales charge of 1% on shares sold within the first year of purchase. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Call (800) 989-6693 for the most recent month-end performance.

1  Fund results are shown for Class A shares and reflect deduction of the maximum front-end sales charge of 5.75% on the $10,000 investment for a net amount invested of $9,425. At the end of the same period, a $10,000 investment in Class C shares would have been valued at $11,962, and no contingent deferred sales charges would apply. Performance of the share classes will vary based on the difference in charges and expenses. The inception date is 02/08/93 for Class A shares and 04/01/98 for Class C shares. It is not possible to invest directly in either Index. Index results assume reinvestment of dividends, but, unlike the Fund's results, do not reflect sales charges, fees or expenses.

2  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York and American Stock Exchanges and The Nasdaq Stock Market.

3  The Barclays Capital U.S. Intermediate Corporate Bond Index is an unmanaged index of publicly issued investment grade U.S. corporate bonds with one to ten years to maturity.

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 through December 31, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within six months of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within six months of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/09	Ending Account Value 12/31/09	Expense Paid During Period 07/01/09 – 12/31/09
Balanced Fund Class A
Actual	$1,000.00	$1,169.50	$13.51
Hypothetical (5% return before expense)	$1,000.00	$1,025.21	$12.61
Balanced Fund Class C
Actual	$1,000.00	$1,165.50	$17.63
Hypothetical (5% return before expense)	$1,000.00	$1,025.21	$16.49

4  Expenses are equal to the Fund's annualized expense ratio of 2.47% for Class A shares and 3.23% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Pacific Advisors

  Growth Fund

Seeks to achieve long-term capital appreciation through investment in medium to large capitalization companies. Invests primarily in companies that are a part of the S&P 500 Index1 or the NASDAQ 100 Index2.

TOTAL RETURNS		EXPENSE RATIOS
For the year ended December 31, 2009		For the fiscal year ended December 31, 2008
			Expense Ratio	Net Expense Ratio
Class A	27.96%	Class A	3.65%	2.62%
Class C	26.97%	Class C	4.42%	3.40%
S&P 500 Index	26.46%
Russell 1000 Index[3]	28.43%

Please see the Financial Highlights in this report for expense ratios for the fiscal year ended December 31, 2009.

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 5.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

The Fund's investment adviser is waiving a portion of its management fees pursuant to an Expense Limitation Agreement. The waiver may be discontinued at any time with ninety days written notice in consultation with the Fund's board, but is expected to continue at current levels. Please see the Fund's most recent Annual Report for details. Performance shown reflects the waiver, without which the results would have been lower.

Discussion with Portfolio Managers4  February 12, 2010

Thomas H. Hanson
Samuel C. Coquillard

Fund Performance

The Fund participated strongly in the rebound of the equity markets this year, with Class A shares returning 27.96% for the year. This performance was achieved against the backdrop of a slow-paced economic recovery in which the S&P 500 Index rose 26.46%. The Fund's growth-at-a-reasonable-price investment strategy continued to provide a more conservative and less volatile approach to investing than a momentum-oriented growth strategy. Superior selection of leading stocks in leading recovery sectors such as Energy, Consumer Staples and Financials enabled the Fund to achieve solid gains.

Market Overview

In the second half of the year, investors became more confident that recovery was taking place even though economic data remained mixed. The economy officially exited its recession in the third quarter with GDP growth of 2.2%. This was followed by estimated GDP growth of 5.7% in the fourth quarter.

1  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.

2   The NASDAQ 100 Stock Index is an unmanaged, market capitalization weighted measure of the 100 largest non-financial domestic and international common stocks listed on The Nasdaq Stock Market. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect management fees or expenses.

3   The Russell 1000 Stock Index is an unmanaged, market capitalization weighted measure of the 1,000 largest publicly traded companies within the Russell 3000 Index. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of capital gains, management fees, or expenses.

4   Effective February 1, 2010, Mr. Samuel Coquillard succeeded Mr. Hanson as the portfolio manager of the Fund.

Improvement was seen across various segments of the economy, most importantly in the manufacturing and housing sectors. The Federal Reserve aided recovery by maintaining a low interest rate environment and fostering liquidity in the credit markets. Nevertheless, investor sentiment was vulnerable to persistent economic challenges including a distressed labor market; rising federal deficits; weakness in the dollar; and widening trade deficits.

While consumer behavior remained defensive, consumer confidence and spending improved in the second half of the year. Most notably, consumers spent more on discretionary items during the holiday shopping season. During the period, consumers also reduced debt at a historically high rate. As consumers improved their balance sheets, and grew more confident in the recovery, they became more comfortable taking additional investment risk.

Adding to this budding confidence, third quarter earnings season showed that corporate America had made significant progress toward recovery. Many earnings reports were better-than-expected and firms were also more willing to give forward-looking guidance. Corporations largely demonstrated that they had weathered the recession and were positioning themselves to reap the benefits of recovery. In particular, stronger companies that reacted to the recession by streamlining their businesses, shoring up their balance sheets, and paying down debt appeared better equipped to implement growth strategies. Merger and acquisition activity increased across sectors such as Industrials, Financials, Technology, Energy and Health Care as firms sought to expand their businesses.

Stocks in all capitalization levels: large cap; mid-cap; and small cap recovered. While the prices of small cap stocks recovered more quickly in the second quarter, large and mid-cap stocks recovered faster in the final quarters of the year. Overall, the markets reflected the economic growth pattern of two larger steps forward and one smaller step backward as the economy regained its footing.

Fund Strategy

We maintained a disciplined commitment to selecting high quality firms with long-term growth potential. We sought fundamentally strong, market-leading stocks from leading sectors with attractive valuations. These stocks were primarily large cap, multinational firms.

To manage risk and protect shareholders, the Fund may accumulate cash during market downturns. When the market presents significant opportunities for long-term growth, the Fund puts more capital to work. With the market clearly in an uptrend during the final half of 2009, the Fund was essentially fully invested.

During the period, the Fund began to rotate out of select companies in the Transportation and Industrials sectors. Capital from these sales was used to invest in new opportunities in Industrials and Technology companies. We added Industrials firms such as Honeywell which stands to gain from renewed spending on infrastructure improvements. We also added Microsoft and Cisco Systems which are poised to benefit from businesses updating inefficient or outdated technology.

The Fund also sold its position in Chattem, a Consumer Staples company that is the leading distributor and manufacturer of over-the-counter health care products. Chattem was acquired by French pharmaceutical giant, Sanofi Aventis during the fourth quarter and the Fund sold Chattem at an approximately 34% market premium.

During the period, the Fund also maintained an emphasis on areas with long-term growth trends including Energy, Basic Materials and Health Care. The Energy and Basic Materials sectors advanced as the global economic recovery renewed demand for oil, natural gas and other commodities. In the Energy sector, oil prices rebounded and remained between $70 and $80 per barrel in anticipation that economic recovery would increase worldwide consumption.

In particular, the Fund's position in FMC Technologies, a manufacturer of underwater oil and natural gas production equipment, profited from large contracts for subsea oil equipment in the North Sea and off the coast of Brazil. Higher prices and increased consumption also lifted natural gas companies such as Apache Corporation. Apache is a natural gas exploration and distribution firm with wells across North America and in the North Sea, Argentina, Australia and Egypt. Additionally, Basic Materials firms such as BHP Billiton, the world's largest mining company, performed well as a result of economic improvement. As governments

Pacific Advisors

  Growth Fund continued

around the globe sought to stimulate their economies through infrastructure projects, BHP benefited from strong price increases across a suite of infrastructure-related products.

The Health Care sector also continued to be a focus for long-term appreciation opportunities for the Fund. An aging global population has translated into increasing demand for health care services and products. However, due to changes in the political landscape, short-term volatility continued to impact health insurance companies such as WellPoint, the largest U.S. health insurer. Nevertheless, WellPoint's long-term business model remains sound and we believe WellPoint is in a strong position to manage through potential challenges. Meanwhile, Zimmer Holdings, the largest manufacturer of hip, knee and other joint replacements, achieved solid revenue growth.

Looking Ahead

Market Outlook

The economic recovery that began in 2009 is expected to continue in 2010 albeit at a slow to moderate pace. We believe the equity markets will experience significantly less volatility than in recent years as investors gain more clarity and confidence in the recovery. However, the market will likely experience small pullbacks or temporary retrenchments along the way as investor confidence is tested by the recovery's uneven nature.

Economic data are likely to remain mixed for some time as certain sectors of the economy will take longer than others to regain their footing. The relative strength of the dollar to other currencies will also impact overseas earnings for multinational firms. Furthermore, we expect the potential for inflationary pressures to increase as economic conditions improve. Overall, we anticipate that additional growth of corporate profits, along with an improvement in the broader economy, will result in market advances.

We believe the strongest performing sectors will be: Technology, as businesses update their technological systems; Energy, as global recovery stimulates demand for resources; Industrials, as infrastructure projects are renewed; and Financials which, having been hardest hit during recession, will, therefore, rebound further. Escalating demand for Health Care goods and services will continue to create attractive opportunities due to an aging worldwide population. While domestic political trends may create periods of short-term volatility, long-term trends surrounding this sector remain intact.

Fund Strategy

We remain focused on long-term opportunities in the large cap arena. Whether through more diversified product lines or a larger geographical presence, well-run, fundamentally-sound multinational firms are strongly positioned to participate in the global economic recovery. We will target well-known industry leaders with lower volatility consistent with the Fund's more conservative strategy.

We will also maintain an emphasis in areas with long-term demand trends including Industrials and Health Care. Additionally, we will select compelling investments in the Consumer Staples, Technology and Financials sectors. Given improving market conditions, the Fund will utilize market pullbacks to acquire undervalued high quality companies with long-term growth potential.

Portfolio Holdings as of 12/31/09 (Based on Total Investments)

	Equities	95.74%
1.	Health Care	34.56%
2.	Energy	28.68%
3.	Information Technology	16.61%
4.	Industrials	10.94%
5.	Materials	2.71%
6.	Financials	2.24%
7.	Cash and Cash Equivalents	4.26%

Change in Value of $10,000 Investment1

This chart compares the growth of a $10,000 investment in Class A shares of the Growth Fund for the period January 1, 2000 through December 31, 2009 with the same investment in the S&P 500 Index2 and the Russell 1000 Index3.

Average Annual Compounded Returns as of December 31, 2009

	Class A	Class C
One Year	20.55%	25.97%
Five Year	– 0.91%	– 0.55%
Ten Year	– 3.88%	– 4.17%

Past performance does not guarantee future results. Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns include reinvested dividends and capital gains. Returns for Class A shares reflect a maximum front-end sales charge of 5.75%; and returns for Class C shares reflect the deduction of a contingent deferred sales charge of 1% on shares sold within the first year of purchase. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Call (800) 989-6693 for the most recent month-end performance.

1  Fund results are shown for Class A shares and reflect deduction of the maximum front-end sales charge of 5.75% on the $10,000 investment for a net amount invested of $9,425. At the end of the same period, a $10,000 investment in Class C shares would have been valued at $6,529, and no contingent deferred sales charges would apply. Performance of the share classes will vary based on the difference in charges and expenses. The inception date for Class A shares and Class C shares is 05/01/99. It is not possible to invest directly in either Index. Index results assume reinvestment of dividends, but, unlike the Fund's results, do not reflect sales charges, fees or expenses.

2  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York and American Stock Exchanges and The Nasdaq Stock Market.

3  The Russell 1000 Stock Index is an unmanaged, weighted measure of the 1000 largest companies within the Russell 3000 Index.

Pacific Advisors

  Growth Fund continued

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 through December 31, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within six months of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within six months of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/09	Ending Account Value 12/31/09	Expense Paid During Period 07/01/09 – 12/31/09
Growth Fund Class A
Actual	$1,000.00	$1,217.80	$19.34
Hypothetical (5% return before expense)	$1,000.00	$1,025.21	$17.66
Growth Fund Class C
Actual	$1,000.00	$1,214.70	$22.94
Hypothetical (5% return before expense)	$1,000.00	$1,025.21	$20.98

5  Expenses are equal to the Fund's annualized expense ratio of 3.46% for Class A shares and 4.11% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Pacific Advisors

  Multi-Cap Value Fund

Seeks to achieve long-term capital appreciation. Invests in a diversified portfolio of large to small capitalization companies using an actively managed, value investment approach.

TOTAL RETURNS		EXPENSE RATIOS
For the year ended December 31, 2009		For the fiscal year ended December 31, 2008
Class A	30.07%	Class A	3.20%
Class C	29.09%	Class C	3.96%
S&P 500 Index[1]	26.46%

Please see the Financial Highlights in this report for expense ratios for the fiscal year ended December 31, 2009.

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 5.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

Discussion with Portfolio Managers  February 12, 2010

George A. Henning
Samuel C. Coquillard

Fund Performance

The Fund enjoyed strong performance in 2009. Class A shares returned 30.07% outperforming the S&P 500 Index which returned 26.46%. The Fund's performance was the result of strategic positioning prior to, and throughout, 2009.

Consistent with the Fund's focused, value-oriented investment strategy, portfolio holdings were concentrated in a variety of quality companies. As they benefited from economic recovery in the final half of the year, many of these positions delivered significant gains for the Fund. Among these were Lufkin Industries, Mitcham Industries, Group 1 Automotive, Goldman Sachs, Kansas City Southern, Copart, and H.B. Fuller. The breadth of industries these companies represent illustrates our success in identifying solid businesses at attractive prices in all areas of the market.

Market Overview

After a difficult start to 2009, the markets staged an impressive recovery in the last half of the year. Mid-caps and small caps led the market as shown in the performance of S&P 400 and the Russell 2000 Indices which returned 37.38% and 27.17%, respectively. Large caps also enjoyed strong performance as evidenced by the S&P 500 Index which rose 26.46%.

Investors returned to the equity markets in the final half of the year as sentiment improved. Better-than-expected second quarter earnings provided the first seeds of optimism. Improving economic data in several critical areas including manufacturing, housing and auto sales, and consumer spending helped sustain the positive momentum. These improvements led to economic growth of 2.2% in the third quarter, officially ending the nearly two-year long recession. Strong third quarter earnings and further economic growth continued to lift investor sentiment in the fourth quarter.

1  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.

Pacific Advisors

  Multi-Cap Value Fund continued

A notable increase in merger and acquisition activity during the last half of the year provided additional stimulus to the equity markets. Stronger companies took advantage of opportunities to acquire competitors, add to their product lines, or expand into new markets. This included the purchase of Fund holding Chattem by French pharmaceutical conglomerate, Sanofi Aventis. As a leading manufacturer and distributor of over-the-counter health care products, Chattem provided an opportunity for Sanofi to diversify and expand its product portfolio to keep pace with the changing health care environment.

While resilient, investor sentiment remained vulnerable throughout the last half of the year. Investors found cause for concern in spite of improving earnings and positive economic news. At times, the market's advance was tempered by concerns over rising unemployment; weakness in the value of the dollar; and the escalating federal deficit.

Fund Strategy

The Fund maintained its value-oriented investment strategy of selecting high quality companies with strong balance sheets, superior management teams, and favorable growth prospects. The portfolio is focused in mid-cap companies with market capitalizations between $2 billion and $10 billion. This area of the market offers unique opportunities to invest in companies that blend the stability of larger corporations with the agility of smaller organizations. These holdings are supplemented by select small and large cap positions.

Portfolio holdings continued to emphasize positions in areas leading the market recovery such as Energy, Transportation, and Consumer Staples. The Fund's Energy holdings enjoyed strong performance in 2009. While these positions lagged earlier in the year, prospects for an economic recovery suggested that the pullback in this sector would likely be temporary. As the economy slowly improved, demand for energy-related products increased. As a result, the stocks of companies such as Chesapeake Energy, with its dominant stake of North American natural gas; and Lufkin Industries, which manufactures oilfield pumping units, had strong performance in the last half of the year. Energy equipment and services companies Mitcham Industries and Ion Geophysical were also major contributors to the Fund's outperformance in 2009.

The Fund also benefited from its Transportation holdings. In particular, Kansas City Southern performed well as the company experienced good growth in its primary rail freight business between the U.S. and Mexico. Companies in this area appreciated as signs of increasing economic activity suggested that business conditions for transportation companies would improve. Additionally, stronger companies benefited from consolidation within the industry as weaker competitors were acquired or went out of business.

The Fund enjoyed solid performance in its Consumer Staples holdings, highlighted by gains in Dr Pepper Snapple and Chattem. After the announcement of its acquisition, we sold the Fund's position in Chattem for about a 35% premium from its price prior to the acquisition announcement. During the last half of the year, we sold several positions, including Archer Daniels Midland, Goldman Sachs, Group 1 Automotive, and Western Union, as these companies approached our price targets.

Proceeds from these sales were invested in Penske Automotive Group, a specialty automotive retailer and Marten Transport, a trucking company which specializes in temperature controlled shipping and logistics operations. These companies were attractive because of the growth potential they provide in their respective industries and their low valuations compared to many of their peers. Both companies also have seasoned management teams with proven track records of success.

Looking Ahead

We believe that economic recovery will continue in 2010. Nevertheless, a number of hurdles remain which will limit economic growth and potentially increase market volatility. These impediments include: the expiration of government stimulus programs; the possible emergence of inflationary pressures; political uncertainty surrounding pending legislation and upcoming mid-term elections; elevated unemployment; and the swelling federal deficit.

Geopolitical and global economic developments will be a significant influence in the market. Countries such as China and India played a major role in reigniting the global economy. The U.S. economy has begun its recovery while Europe still faces many economic challenges. Additionally, the geopolitical uncertainty in the Middle East will be an important factor in the global recovery.

Given this outlook, we believe the broader market may not repeat its strong 2009 performance. Indeed, in this environment, stock selection will play an increasingly critical role in achieving performance. We expect the market will reward stronger companies that are exercising their competitive advantages over weaker ones to gain market share and grow earnings.

With its focused, value-oriented investment strategy, the Fund will target leading companies with high quality management teams. The portfolio will continue to emphasize mid-cap companies that have the advantage of blending stability and flexibility. The Fund is well positioned to benefit from a developing economic recovery with significant exposure to sectors such as Industrials, Transportation and Energy. As the economic recovery progresses, we will also look to add Consumer Discretionary and Consumer Staples companies which are undervalued and poised to realize good growth as consumer spending increases. We believe temporary market pullbacks will afford opportunities to purchase companies with compelling investment prospects at discounted prices.

Pacific Advisors

  Multi-Cap Value Fund continued

Portfolio Holdings as of 12/31/09 (Based on Total Investments)

	Equities	100.00%
1.	Industrials	39.21%
2.	Energy	36.15%
3.	Consumer Discretionary	9.43%
4.	Materials	7.83%
5.	Consumer Staples	4.43%
6.	Financials	2.95%

Change in Value of $10,000 Investment1

This chart compares the growth of a $10,000 investment in Class A shares of the Multi-Cap Value Fund for the period April 1, 2002 through December 31, 2009 with the same investment in the S&P 500 Index2.

Average Annual Compounded Returns as of December 31, 2009

	Class A	Class C
One Year	22.63%	28.09%
Five Year	– 3.55%	– 3.19%
Since Inception	0.16%	0.15%

Past performance does not guarantee future results. Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns include reinvested dividends and capital gains. Returns for Class A shares reflect a maximum front-end sales charge of 5.75%; and returns for Class C shares reflect the deduction of a contingent deferred sales charge of 1% on shares sold within the first year of purchase. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Call (800) 989-6693 for the most recent month-end performance.

1  Fund results are shown for Class A shares and reflect deduction of the maximum front-end sales charge of 5.75% on the $10,000 investment for a net amount invested of $9,425. At the end of the same period, a $10,000 investment in Class C shares would have been valued at $10,118, and no contingent deferred sales charges would apply. Performance of the share classes will vary based on the difference in charges and expenses. The inception date for Class A shares and Class C shares is 04/01/02. It is not possible to invest directly in the Index. Index results assume reinvestment of dividends, but, unlike the Fund's results, do not reflect sales charges, fees or expenses.

2  The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York and American Stock Exchanges and The Nasdaq Stock Market.

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 through December 31, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within six months of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within six months of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/09	Ending Account Value 12/31/09	Expense Paid During Period 07/01/09 – 12/31/09
Multi-Cap Value Fund Class A
Actual	$1,000.00	$1,254.30	$20.97
Hypothetical (5% return before expense)	$1,000.00	$1,025.21	$18.84
Multi-Cap Value Fund Class C
Actual	$1,000.00	$1,249.60	$25.35
Hypothetical (5% return before expense)	$1,000.00	$1,025.21	$22.82

3  Expenses are equal to the Fund's annualized expense ratio of 3.69% for Class A shares and 4.47% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Pacific Advisors

  Small Cap Fund

Seeks to achieve long-term capital appreciation. Invests in small company stocks with strong earnings growth potential using a value investment approach with a focus on companies whose market capitalization is below $500 million.

TOTAL RETURNS		EXPENSE RATIOS
For the year ended December 31, 2009		For the fiscal year ended December 31, 2009
Class A	37.27%	Class A	2.44%
Class C	36.21%	Class C	3.17%
Class I	37.48%	Class I	2.16%
Russell 2000 Index[1]	27.17%

Please see the Financial Highlights in this report for expense ratios for the fiscal year ended December 31, 2009.

Performance quoted is past performance which does not guarantee future results. Current performance may be higher or lower than the performance quoted. Call (800) 989-6693 for performance current to the most recent month-end. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value. Returns do not take into account the maximum 5.75% sales charge on Class A shares or the 1% Contingent Deferred Sales Charge (CDSC) for Class C shares sold within one year of purchase. Returns would be lower if the applicable sales charge and CDSC were included. Returns do not take into account individual taxes which may reduce actual returns when shares are sold.

Discussion with Portfolio Manager  February 12, 2010

George A. Henning

Fund Performance

Class A shares returned an impressive 37.27% for the year and outperformed the Russell 2000 benchmark by 10.10%. The Fund's strong performance was the result of active portfolio management and a disciplined investment approach. Throughout the unprecedented events of the past two years, the Fund remained focused on leading businesses with superior management. We believe our long-term strategy and discipline provided a key advantage during 2009 as companies in the portfolio began to benefit from economic recovery.

Early recovery sectors saw the strongest gains as the economy emerged from recession. Positions in these areas including Industrials, Energy, Consumer Discretionary, and Materials, contributed significantly to the Fund's performance. Together, these sectors accounted for 67% of the portfolio at year-end as we positioned the Fund to benefit from an ongoing economic rebound.

Fund performance was led by its Consumer Discretionary holdings. Standouts in this sector included Sonic Automotive and Amerigon. Energy holdings, led by Infinity Energy, Mitcham Industries, and Toreador Resources also performed admirably. Other notable performers included Orion Marine Group, Vitran, Phillips-Van Heusen, Parker Drilling, Tyler Technologies, Terra Industries and Darling International. The diversity of outstanding stock performance underscores the merits of our focus on individual companies.

Market Overview

Economic recovery began to take shape in the second half of 2009: manufacturing activity rebounded; commodity prices rose; consumer spending reversed its negative trend; and housing and auto sales improved. The return to GDP growth in the U.S. during the third quarter was a culmination of these events and officially marked the end of the recession. Globally, recovery emerged in a number of developed and developing countries led by robust growth in China and India.

1  The Russell 2000 Stock Index is an unmanaged, market-weighted measure of the 2,000 smallest publicly traded companies of the Russell 3000 Index. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect management fees or expenses.

The second half of 2009 came on the heels of a major market selloff. Despite a "relief rally" at the beginning of the third quarter, stocks traded at severely depressed levels as investors remained wary about the economy. Investment opportunities began to emerge as stronger companies separated themselves from weaker competitors. Better-than-expected second quarter earnings were the first catalysts in pushing the markets higher in the last half of the year.

Improvements in key economic data strengthened the bullish trend. While investors remained cautious, fear slowly gave way to more opportunistic investing as evidence of a recovery increased. A surge in merger and acquisitions activity sparked additional buying. Stronger companies looked to take advantage of depressed equity valuations and low interest rates to grow their businesses. Among the Fund's holdings, Darling International, EZCORP, Orion Marine Group and Matrix Service announced acquisitions in 2009 or early 2010.

Equities achieved impressive gains in 2009. The Russell 2000 rose 27.17%while the S&P 500 gained 26.46%. More significantly, from their March lows, the Russell 2000 and the S&P 500 rebounded over 82% and 67%, respectively. The notable outperformance in the Russell compared to the S&P during this period highlights the strength of small cap stocks during periods of economic recovery. The Fund also achieved a remarkable recovery over the same period as Class A shares rebounded more than 106% from their March low through the end of the year.

Fund Strategy

Despite the weak economic environment, several companies enjoyed outstanding performance in 2009. Challenging conditions created unique opportunities for companies including East West Bancorp which acquired its biggest competitor, United Commercial Bank, in an FDIC-sponsored takeover. The deal includes substantial FDIC guarantees against losses on the acquired loan portfolio and demonstrates the FDIC's confidence in EastWest. The acquisition also significantly expanded EastWest's footprint in the U.S. and Asia, including China. In addition, Fund holding Wilshire Bancorp took over Mirae Bancorp in a similarly structured FDIC-sponsored deal.

Our strategy to identify superior franchises whose operations would be further enhanced by economic stimulus programs also contributed to the Fund's sucess. This included Orion Marine Group which performs marine infrastructure construction. Orion, which already had a healthy backlog of marine construction work, was an early beneficiary of the stimulus package. In response to significant growth opportunities, it made additional capital investments to increase its fleet of special-purpose dredging vessels. Furthermore, Orion stands to profit from longer-term trends including the widening of the Panama Canal and growing demand from the cruise industry.

Sonic Automotive also benefited from government stimulus programs. The company owns and operates a substantial portfolio of luxury car dealerships across the nation. Following improved performance in the second quarter, Sonic profited from the surge in car sales during the third quarter in response to the Cash for Clunkers program. Sonic's long-term prospects are bright as new car sales recover and the used car and service segments remain strong.

Participation in the Energy sector further added to portfolio performance. Firms such as Infinity Energy, with offshore drilling rights in Nicaragua; Mitcham Industries, a lessor of seismic data equipment; and Toreador Resources, with sizable oil and gas reserves in France, benefited from the increase in energy prices during the last half of the year. We expect prices to remain within the $60 to $85 per barrel range due to fairly balanced supply and demand. At these prices, most exploration and production projects are profitable; we believe energy-related companies will benefit from an increase in oil exploration and production as well as other energy services activity.

Companies which saw business improve despite economic weakness included pawn shop operators EZCORP and First Cash Financial. Demand for these companies' services continued to increase as traditional consumer financing remained more difficult to obtain. Record gold prices also contributed to their profits as jewelry makes up a significant share of pawned goods. While these companies clearly exhibited their ability to perform in a downturn, they continue to be attractive investments due to compelling growth prospects. During 2009, each company aggressively expanded its international operations beyond the U.K. and Mexico to fertile new markets such as Canada and Australia.

Pacific Advisors

  Small Cap Fund continued

Looking Ahead

While recovery will continue, we expect economic growth will be slow and uneven. High unemployment and record fiscal deficits are likely to temper economic growth. A shifting political landscape will likely create investor uncertainty. In light of these headwinds, we anticipate continued market volatility.

Each industry faces its own set of challenges; the performance of individual companies will vary depending on the unique circumstances under which they operate. The Fund's strategy, therefore, will continue to focus on the fundamental strength of individual companies. The portfolio will emphasize those areas expected to benefit from economic recovery. This includes Energy as we believe that, given its long-term demand, natural gas, in particular, will be a favorable area of investment. Additionally, Industrials and Materials should gain from a continued increase in infrastructure projects. Consumer Discretionary companies are also expected to benefit from growth in manufacturing and transportation activity as well as consumer spending.

In addition, we continue to identify company-specific situations that offer significant investment opportunities. The examples cited below are but a few of the business opportunities we believe will develop for the Fund's portfolio in the coming year. They include Matrix Service which provides repair and maintenance services to energy and industrial companies. Matrix should benefit from increased repair and construction activity by energy and related companies, as well as from its expansion into the power construction market. We also see a unique opportunity in Nara Bancorp which is positioned to become one of the primary community banks serving the Korean American demographic. Likewise, Premiere Global Services has the potential to become a more dominant force in its industry with the launch a new web conferencing platform. Additionally, we see strong potential for Tyler Technologies, a provider of software and services to local governments, which should see increased business as municipalities contract for IT services to combat budget pressures.

The past year has proven that firms with solid management, strong balance sheets, effective business models and sound growth strategies are better equipped to succeed in any environment. The opportunity for strong companies to gain market share and grow their businesses in a weak recovery offers some compelling investment prospects. We anticipate temporary market pullbacks will provide opportunities to acquire solid stocks at discounted prices. While the pace of growth and realization of growth opportunities will vary for each company and industry, we believe patient investors will be rewarded as economic recovery continues.

Portfolio Holdings as of 12/31/09 (Based on Total Investments)

	Equities	100.00%
1.	Industrials	32.49%
2.	Financials	19.19%
3.	Energy	16.93%
4.	Consumer Discretionary	10.85%
5.	Health Care	8.13%
6.	Consumer Staples	5.02%
7.	Materials	3.13%
8.	Telecommunication Services	2.77%
9.	Information Technology	1.49%

Change in Value of $10,000 Investment1

This chart compares the growth of a $10,000 investment in Class A shares of the Small Cap Fund for the period January 1, 2000 through December 31, 2009 with the same investment in the Russell 2000 Index2.

Average Annual Compounded Returns as of December 31, 2009

	Class A	Class C	Class I
One Year	29.39%	35.21%	37.48%
Five Year	2.61%	2.96%	NA
Ten Year	10.11%	9.48%	NA
Since Inception	8.64%	3.72%	– 2.61%

Past performance does not guarantee future results. Performance quoted represents past performance. Current performance may be higher or lower than the performance data quoted. Returns include reinvested dividends and capital gains. Returns for Class A shares reflect a maximum front-end sales charge of 5.75%; and returns for Class C shares reflect the deduction of a contingent deferred sales charge of 1% on shares sold within the first year of purchase. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. Rankings do not take sales loads into account. Small cap stocks typically have fewer financial resources and may carry higher risks and experience greater volatility than large cap stocks. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Call (800) 989-6693 for the most recent month-end performance.

1  Fund results are shown for Class A shares and reflect deduction of the maximum front-end sales charge of 5.75% on the $10,000 investment for a net amount invested of $9,425. At the end of the same period, a $10,000 investment in Class C shares would have been valued at $24,721, and no contingent deferred sales charges would apply. The inception date is 02/08/93 for Class A shares; 04/01/98 for Class C shares; and 10/09/06 for Class I shares. From inception through December 31, 2009, a $10,000 investment in Class I shares would have been valued at $9,194, and no contingent deferred sales charges would apply. Performance of the share classes will vary based on the difference in charges and expenses. It is not possible to invest directly in the Index. Index results assume reinvestment of dividends, but, unlike the Fund's results, do not reflect sales charges, commissions or expenses.

2  The Russell 2000 Stock Index is an unmanaged, weighted measure of the 2,000 smallest companies within the Russell 3000 Index.

Pacific Advisors

  Small Cap Fund continued

Expense Examples

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 through December 31, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within six months of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares within six months of purchase, with certain exceptions. The redemption fee does not apply to: (a) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (b) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions, including death; (c) redemptions of shares acquired through dividend or capital gains reinvestments, and (d) redemptions initiated by the Fund; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/09	Ending Account Value 12/31/09	Expense Paid During Period 07/01/09 – 12/31/09
Small Cap Fund Class A
Actual	$1,000.00	$1,119.70	$13.30
Hypothetical (5% return before expense)	$1,000.00	$1,025.21	$12.71
Small Cap Fund Class C
Actual	$1,000.00	$1,115.60	$17.28
Hypothetical (5% return before expense)	$1,000.00	$1,025.21	$16.54
Small Cap Fund Class I
Actual	$1,000.00	$1,120.50	$11.97
Hypothetical (5% return before expense)	$1,000.00	$1,025.21	$11.43

3  Expenses are equal to the Fund's annualized expense ratio of 2.49% for Class A shares, 3.24% for Class C shares and 2.24% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Pacific Advisors Fund Inc.

financial statements

Pacific Advisors Government Securities Fund

Statement of Investments

as of December 31, 2009

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
ENERGY			2.63
OIL, GAS & CONSUMABLE FUELS
1,000	BRITISH PETROLEUM PLC ADR	58,135
1,000	CHEVRON CORP.	76,990
		135,125	2.63
TELECOMMUNICATION SERVICES			1.37
DIVERSIFIED TELECOM. SERVICES
2,500	AT&T INC.	70,075
		70,075	1.37
UTILITIES			2.16
ELECTRIC UTILITIES
1,000	PPL CORP.	32,310
1,000	SOUTHERN CO.	33,320
		65,630	1.28
MULTI-UTILITIES
1,000	CONSOLIDATED EDISON INC.	45,430
		45,430	0.89
TOTAL COMMON STOCK (Cost: $300,631)		316,260	6.16
US GOVT SECURITIES
US GOVERNMENT AGENCY			90.62
US GOVERNMENT AGENCY
100,000	FEDERAL FARM CREDIT BANK 3.45% 10/22/15	98,719
400,000	FEDERAL FARM CREDIT BANK 3.45% 12/08/15	394,131
132,000	FEDERAL HOME LN MTG CORP. 2.50% 03/23/12	132,517
100,000	FEDERAL HOME LN MTG CORP. 2.125% 04/02/12	100,408
125,000	FEDERAL HOME LN MTG CORP. 3.00% 02/04/14	125,308
200,000	FEDERAL HOME LN MTG CORP. 3.25% 02/18/14	200,754
200,000	FEDERAL HOME LN MTG CORP. 3.25% 03/03/14	200,487
80,000	FEDERAL HOME LOAN BANK 1.85% 03/25/11	80,231
300,000	FEDERAL HOME LOAN BANK 2.00% 01/05/12	300,013
100,000	FEDERAL HOME LOAN BANK 2.25% 06/22/12	100,759
315,000	FEDERAL HOME LOAN BANK 2.30% 03/25/13	314,589
100,000	FEDERAL HOME LOAN BANK 4.27% 09/17/13	102,860
135,000	FEDERAL HOME LOAN BANK 3.00% 04/07/14	135,035
165,000	FEDERAL HOME LOAN BANK 3.00% 04/07/14	165,348
300,000	FEDERAL HOME LOAN BANK 3.05% 05/12/14	299,155
222,500	FEDERAL HOME LOAN BANK 3.00% 05/20/14	222,501
200,000	FEDERAL HOME LOAN BANK 3.00% 11/24/14 STEP	197,305
100,000	FEDERAL HOME LOAN BANK 4.60% 01/14/15	100,118
125,000	FEDERAL HOME LOAN BANK 5.35% 09/27/17	128,590

See Accompanying Notes to Financial Statements

Pacific Advisors Government Securities Fund

Statement of Investments

as of December 31, 2009

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
US GOVT SECURITIES continued
100,000	FEDERAL HOME LOAN BANK 5.20% 12/21/17	101,945
425,000	FEDERAL HOME LOAN BANK 4.50% 02/15/18	427,935
100,000	FEDERAL HOME LOAN BANK 5.20% 06/25/18	100,763
100,000	FEDERAL HOME LOAN BANK 5.50% 11/08/18	102,734
200,000	FEDERAL HOME LOAN BANK 6.375% 06/29/22	203,048
100,000	FEDERAL NATL MTG ASSOC. 2.50% 02/17/12	100,270
215,000	FEDERAL NATL MTG ASSOC. 5.50% 01/24/22	213,417
		4,648,939	90.62
TOTAL US GOVT SECURITIES (Cost: $4,665,123)		4,648,939	90.62
PREFERRED STOCK
FINANCIALS			3.34
COMMERCIAL BANKS
4,000	BARCLAYS BANK PLC 6.625% PFD	81,320
2,000	BARCLAYS BANK PLC 7.10% PFD	44,180
		125,500	2.45
DIVERSIFIED FINANCIAL SERVICES
2,000	DEUTSCHE BANK 7.35% PFD	45,940
		45,940	0.90
TOTAL PREFERRED STOCK (Cost: $200,000)		171,440	3.34
SHORT TERM INVESTMENTS
MONEY MARKET			3.53
181,059	UMB MONEY MARKET FIDUCIARY	181,059
		181,059	3.53
TOTAL SHORT TERM INVESTMENTS (Cost: $181,059)		181,059	3.53
TOTAL INVESTMENTS (Cost: $5,346,813)		5,317,698	103.65
OTHER ASSETS LESS LIABILITIES		(187,164)	(3.65)
TOTAL NET ASSETS		5,130,534	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements

Pacific Advisors Income and Equity Fund

Statement of Investments

as of December 31, 2009

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			3.51
DISTRIBUTORS
1,000	GENUINE PARTS CO.	37,960
		37,960	0.47
HOTELS, RESTAURANTS & LEISURE
2,500	MCDONALD'S CORP.	156,100
		156,100	1.95
SPECIALTY RETAIL
3,000	HOME DEPOT INC.	86,790
		86,790	1.09
CONSUMER STAPLES			4.30
FOOD & STAPLES RETAILING
2,500	WAL-MART STORES INC.	133,625
		133,625	1.67
HOUSEHOLD PRODUCTS
2,500	PROCTER & GAMBLE CO.	151,575
		151,575	1.90
TOBACCO
3,000	ALTRIA GROUP INC.	58,890
		58,890	0.74
ENERGY			5.89
OIL, GAS & CONSUMABLE FUELS
1,000	APACHE CORP.	103,170
1,000	BRITISH PETROLEUM PLC ADR	57,970
1,500	CONOCOPHILLIPS	76,605
3,000	MARATHON OIL CORP.	93,660
1,000	OCCIDENTAL PETROLEUM CORP.	81,350
1,250	XTO ENERGY INC.	58,163
		470,918	5.89
FINANCIALS			1.68
DIVERSIFIED FINANCIAL SERVICES
4,000	BANK OF AMERICA CORP.	60,240
		60,240	0.75
INSURANCE
1,500	CHUBB CORP.	73,770
		73,770	0.92

See Accompanying Notes to Financial Statements

Pacific Advisors Income and Equity Fund

Statement of Investments

as of December 31, 2009

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
HEALTH CARE			3.22
PHARMACEUTICALS
4,000	JOHNSON & JOHNSON	257,640
		257,640	3.22
INDUSTRIALS			4.31
AEROSPACE & DEFENSE
2,000	HONEYWELL INT'L INC.	78,400
		78,400	0.98
AIR FREIGHT & LOGISTICS
2,000	UNITED PARCEL SERVICE INC.	114,740
		114,740	1.44
INDUSTRIAL CONGLOMERATES
10,000	GENERAL ELECTRIC CO.	151,300
		151,300	1.89
INFORMATION TECHNOLOGY			1.91
SOFTWARE
5,000	MICROSOFT CORP.	152,450
		152,450	1.91
MATERIALS			0.42
CHEMICALS
1,000	DUPONT DE NEMOURS & CO.	33,670
		33,670	0.42
TELECOMMUNICATION SERVICES			2.30
DIVERSIFIED TELECOM. SERVICES
3,000	AT&T INC.	84,090
3,000	VERIZON COMMUNICATIONS INC.	99,390
		183,480	2.30
UTILITIES			2.77
ELECTRIC UTILITIES
2,000	DUKE ENERGY CORP.	34,420
		34,420	0.43

See Accompanying Notes to Financial Statements

Pacific Advisors Income and Equity Fund

Statement of Investments

as of December 31, 2009

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
MULTI-UTILITIES
2,000	DOMINION RESOURCES INC.	77,840
2,000	PUBLIC SERVICE ENTERPRISE GROUP INC.	66,500
2,000	XCEL ENERGY INC.	42,460
		186,800	2.34
TOTAL COMMON STOCK (Cost: $2,476,431)		2,422,767	30.31
CORPORATE BONDS
CONSUMER DISCRETIONARY			8.12
DIVERSIFIED COMMERCIAL SERVICES
50,000	EQUIFAX INC. 6.30% 07/01/17	51,016
		51,016	0.64
HOTELS, RESTAURANTS & LEISURE
50,000	MARRIOTT INT'L 5.625% 02/15/13	51,306
		51,306	0.64
MULTILINE RETAIL
35,000	NORDSTROM INC. 6.75% 06/01/14	39,088
281,000	TARGET CORP. 8.60% 01/15/12	315,824
		354,912	4.44
SPECIALTY RETAIL
100,000	HOME DEPOT INC. 5.20% 03/01/11	103,769
80,000	STAPLES INC. 7.375% 10/01/12	88,057
		191,826	2.40
ENERGY			4.92
ENERGY EQUIPMENT & SERVICES
50,000	WEATHERFORD INT'L LTD. 5.95% 06/15/12	53,511
		53,511	0.67
OIL, GAS & CONSUMABLE FUELS
143,000	ATLANTIC RICHFIELD 8.50% 04/01/12	163,287
170,000	TEXACO CAPITAL 8.625% 06/30/10	176,322
		339,610	4.25
FINANCIALS			20.50
CONSUMER FINANCE
50,000	HOSPITALITY PROPERTIES TRUST 7.875% 08/15/14	51,618
		51,618	0.65

See Accompanying Notes to Financial Statements

Pacific Advisors Income and Equity Fund

Statement of Investments

as of December 31, 2009

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
CORPORATE BONDS continued
DIVERSIFIED FINANCIAL SERVICES
300,000	AIG 6.00% 11/15/14	205,215
30,000	AMERICAN EXPRESS CO. 5.00% 12/02/10	30,967
200,000	AMERICAN EXPRESS CO. 7.30% 08/20/13	224,776
371,000	GENERAL ELECTRIC CAP 8.125% 05/15/12	414,086
150,000	GENERAL ELECTRIC CAP 5.50% 09/30/16 STEP	150,908
100,000	GENERAL ELECTRIC CAP 5.40% 02/15/17	102,059
95,000	GOLDMAN SACHS GROUP 5.00% 10/01/14	100,178
106,000	HSBC 11/10/13 FLOAT	102,558
50,000	SCHWAB CORP. 6.375% 09/01/17	54,142
		1,384,889	17.32
INSURANCE
28,000	HARTFORD LIFE INSURANCE 6.00% 09/15/21	26,597
75,000	HARTFORD LIFE GLOBAL FUND 6.00% 07/15/15	75,584
100,000	PROTECTIVE LIFE 05/10/10 FLOAT	99,765
		201,945	2.53
HEALTH CARE			1.24
HEALTH CARE PROVIDERS & SERVICES
46,000	WELLPOINT INC. 5.00% 12/15/14	47,855
		47,855	0.60
LIFE SCIENCES TOOLS & SERVICES
50,000	FISHER SCIENTIFIC INT'L. 6.125% 07/01/15	51,563
		51,563	0.65
INDUSTRIALS			2.59
MACHINERY
115,000	JOY GLOBAL INC. 6.00% 11/15/16	116,350
90,000	TRINITY INDUSTRIES INC. 6.50% 03/15/14	90,563
		206,912	2.59
INFORMATION TECHNOLOGY			1.32
COMPUTERS & PERIPHERALS
50,000	DELL INC. 5.65% 04/15/18	52,383
		52,383	0.66
OFFICE ELECTRONICS
50,000	XEROX CORP. 5.50% 05/15/12	52,841
		52,841	0.66

See Accompanying Notes to Financial Statements

Pacific Advisors Income and Equity Fund

Statement of Investments

as of December 31, 2009

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
CORPORATE BONDS continued
MATERIALS			7.55
CHEMICALS
50,000	DOW CHEMICAL CO. 5.00% 06/15/13	50,368
50,000	DOW CHEMICAL CO. 5.90% 09/15/15	49,397
		99,765	1.25
CONTAINERS & PACKAGING
25,000	PACKAGING CORP. OF AMERICA 5.75% 08/01/13	26,793
		26,793	0.34
CONSTRUCTION MATERIALS
50,000	COMMERCIAL METALS CO. 7.35% 08/15/18	53,306
		53,306	0.67
METALS & MINING
100,000	ALCOA INC. 7.375% 08/01/10	103,160
75,000	ALCOA INC. 6.50% 06/01/11	79,084
75,000	ALCOA INC. 6.00% 07/15/13	79,007
50,000	ARCELORMITTAL USA INC. 6.50% 04/15/14	53,365
50,000	FREEPORT-MCMORAN C&G INC. 8.25% 04/01/15	54,500
50,000	FREEPORT-MCMORAN C&G INC. 8.375% 04/01/17	54,750
		423,866	5.30
TELECOMMUNICATION SERVICES			7.26
DIVERSIFIED TELECOM. SERVICES
100,000	AT&T CORP. 7.30% 11/15/11	110,107
288,996	BELLSOUTH TELECOM. 6.30% 12/15/15	306,965
53,000	VERIZON 6.50% 09/15/11	56,490
100,000	VERIZON FLORIDA 6.125% 01/15/13	106,752
		580,314	7.26
UTILITIES			5.77
ELECTRIC UTILITIES
55,000	CONSUMERS ENERGY CO. 6.00% 02/15/14	60,453
232,000	SOUTH CAROLINA ELEC 6.70% 02/01/11	243,864
		304,318	3.81
GAS UTILITIES
150,000	PIEDMONT NATURAL GAS 7.80% 09/29/10	157,176
		157,176	1.97
TOTAL CORPORATE BONDS (Cost: $4,598,891)		4,737,724	59.27

See Accompanying Notes to Financial Statements

Pacific Advisors Income and Equity Fund

Statement of Investments

as of December 31, 2009

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
US GOVT SECURITIES
US GOVERNMENT AGENCY			1.32
US GOVERNMENT AGENCY
100,000	FEDERAL HOME LOAN BANK 6.00% 07/19/17	105,496
		105,496	1.32
TOTAL US GOVT SECURITIES (Cost: $100,000)		105,496	1.32
PREFERRED STOCK
FINANCIALS			5.91
COMMERCIAL BANKS
2,000	BANK OF AMERICA 6.375% PFD	38,100
2,000	BANK OF AMERICA 7.25% PFD	44,600
2,000	BARCLAYS BANK PLC 6.625% PFD	40,660
2,000	BARCLAYS BANK PLC 7.10% PFD	44,180
4,000	HSBC HOLDINGS PLC 6.20% PFD A	85,560
		253,100	3.17
DIVERSIFIED FINANCIAL SERVICES
3,000	DEUTSCHE BANK 6.625% PFD	62,970
2,000	MERRILL LYNCH 6.45% PFD	38,280
		101,250	1.27
INSURANCE
3,000	METLIFE INC. 6.50% PFD	72,000
2,500	PHOENIX COMPANIES INC. 7.45% PFD	46,125
		118,125	1.48
TELECOMMUNICATION SERVICES			0.67
DIVERSIFIED TELECOM. SERVICES
2,000	AT&T INC. 6.375% PFD	53,380
		53,380	0.67
UTILITIES			0.64
ELECTRIC UTILITIES
2,000	FPL GROUP CAPITAL 6.60% PFD A	51,380
		51,380	0.64
TOTAL PREFERRED STOCK (Cost: $662,560)		577,235	7.22

See Accompanying Notes to Financial Statements

Pacific Advisors Income and Equity Fund

Statement of Investments

as of December 31, 2009

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
SHORT TERM INVESTMENTS
MONEY MARKET			1.13
90,670	UMB MONEY MARKET FIDUCIARY	90,670
		90,670	1.13
TOTAL SHORT TERM INVESTMENTS (Cost: $90,670)		90,670	1.13
TOTAL INVESTMENTS (Cost: $7,928,552)		7,933,892	99.25
OTHER ASSETS LESS LIABILITIES		60,207	0.75
TOTAL NET ASSETS		7,994,099	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements

Pacific Advisors Balanced Fund

Statement of Investments

as of December 31, 2009

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			2.14
HOTELS, RESTAURANTS & LEISURE
10,000	MCDONALD'S CORP.	624,400
		624,400	2.14
CONSUMER STAPLES			8.89
BEVERAGES
15,000	COCA-COLA CO.	855,000
		855,000	2.93
FOOD PRODUCTS
12,000	JM SMUCKER CO.	741,000
7,500	MCCORMICK & COMPANY INC.	270,975
		1,011,975	3.47
HOUSEHOLD PRODUCTS
12,000	PROCTER & GAMBLE CO.	727,560
		727,560	2.49
ENERGY			16.54
ENERGY EQUIPMENT & SERVICES
24,000	CAMERON INT'L CORP.*	1,003,200
10,000	HALLIBURTON CO.	300,900
5,000	NATIONAL OILWELL VARCO INC.	220,450
		1,524,550	5.22
OIL, GAS & CONSUMABLE FUELS
6,000	BRITISH PETROLEUM PLC ADR	347,820
10,000	CONOCOPHILLIPS	510,700
15,000	DEVON ENERGY CORP.	1,102,500
8,750	SPECTRA ENERGY CORP.	179,463
15,000	SUNCOR ENERGY INC.	529,650
30,000	WILLIAMS COMPANIES INC.	632,400
		3,302,533	11.31
FINANCIALS			8.37
COMMERCIAL BANKS
35,000	BANCO LATINOAMERICANO DE EXPORTACIONES E	486,500
		486,500	1.67
CONSUMER FINANCE
10,000	AMERICAN EXPRESS CO.	405,200
		405,200	1.39

See Accompanying Notes to Financial Statements

Pacific Advisors Balanced Fund

Statement of Investments

as of December 31, 2009

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
DIVERSIFIED FINANCIAL SERVICES
10,000	MOODYS CORP.	268,000
		268,000	0.92
INSURANCE
6	BERKSHIRE HATHAWAY INC. A*	595,200
14,000	CHUBB CORP.	688,520
		1,283,720	4.40
HEALTH CARE			6.67
HEALTH CARE EQUIPMENT & SUPPLIES
5,000	BAXTER INT'L INC.	293,400
5,000	BECTON DICKINSON & CO.	394,300
5,000	COVIDIEN PLC.	239,450
		927,150	3.18
LIFE SCIENCES TOOLS & SERVICES
12,000	PERKINELMER INC.	247,080
		247,080	0.85
PHARMACEUTICALS
12,000	JOHNSON & JOHNSON	772,920
		772,920	2.65
INDUSTRIALS			14.31
AEROSPACE & DEFENSE
12,000	BOEING CO.	649,560
15,000	CUBIC CORP.	559,500
		1,209,060	4.14
AIR FREIGHT & LOGISTICS
10,000	UNITED PARCEL SERVICE INC.	573,700
		573,700	1.97
INDUSTRIAL CONGLOMERATES
40,000	GENERAL ELECTRIC CO.	605,200
		605,200	2.07
MACHINERY
6,000	CATERPILLAR INC.	341,940
10,000	INGERSOLL-RAND PLC	357,400
		699,340	2.40

See Accompanying Notes to Financial Statements

Pacific Advisors Balanced Fund

Statement of Investments

as of December 31, 2009

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
ROAD & RAIL
6,000	CSX CORP.	290,940
7,000	NORFOLK SOUTHERN CORP.	366,940
		657,880	2.25
TRADING COMPANIES & DISTRIBUTORS
15,000	GATX CORP.	431,250
		431,250	1.48
INFORMATION TECHNOLOGY			4.36
COMMUNICATIONS EQUIPMENT
25,000	NOKIA CORP. ADR A	321,250
		321,250	1.10
IT SERVICES
8,000	AUTOMATIC DATA PROCESSING INC.	342,560
		342,560	1.17
SOFTWARE
20,000	MICROSOFT CORP.	609,800
		609,800	2.09
MATERIALS			2.37
METALS & MINING
16,000	RELIANCE STEEL & ALUMINUM CO.	691,520
		691,520	2.37
UTILITIES			2.73
ELECTRIC UTILITIES
7,000	ALLETE INC.	228,760
20,000	DUKE ENERGY CORP.	344,200
5,000	PG&E CORP.	223,250
		796,210	2.73
TOTAL COMMON STOCK (Cost: $15,306,900)		19,374,357	66.38
CORPORATE BONDS
CONSUMER DISCRETIONARY			2.64
AUTO COMPONENTS
100,000	BORG WARNER 8.00% 10/01/19	100,921
		100,921	0.35
HOTELS, RESTAURANTS & LEISURE
100,000	MARRIOTT INT'L 5.625% 02/15/13	102,611
		102,611	0.35

See Accompanying Notes to Financial Statements

Pacific Advisors Balanced Fund

Statement of Investments

as of December 31, 2009

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
CORPORATE BONDS continued
MULTILINE RETAIL
178,000	TARGET CORP. 8.60% 01/15/12	200,059
		200,059	0.69
SPECIALTY RETAIL
100,000	HOME DEPOT INC. 4.625% 08/15/10	102,371
150,000	HOME DEPOT INC. 5.20% 03/01/11	155,653
100,000	STAPLES INC. 7.375% 10/01/12	110,072
		368,095	1.26
ENERGY			4.42
ENERGY EQUIPMENT & SERVICES
22,000	KINDER MORGAN 6.50% 09/01/13	21,436
100,000	WEATHERFORD INT'L LTD. 5.95% 06/15/12	107,023
		128,459	0.44
OIL, GAS & CONSUMABLE FUELS
501,000	ATLANTIC RICHFIELD 9.125% 03/01/11	543,401
255,000	BURLINGTON RESOURCES 6.40% 08/15/11	274,926
50,000	PREMCOR REFINING 6.75% 05/01/14	51,019
296,000	PREMCOR REFINING 7.50% 06/15/15	293,825
		1,163,171	3.98
FINANCIALS			12.08
COMMERCIAL BANKS
161,000	MORGAN STANLEY 07/01/14 FLOAT	154,370
		154,370	0.53
CONSUMER FINANCE
100,000	HOSPITALITY PROPERTIES TRUST 7.875% 08/15/14	103,237
		103,237	0.35
DIVERSIFIED FINANCIAL SERVICES
250,000	AIG 07/11/11 FLOAT	220,172
300,000	AIG 6.00% 10/15/14	204,785
450,000	AIG 6.00% 11/15/14	307,822
300,000	GENERAL ELECTRIC CAP 5.50% 11/15/11	303,569
311,000	GENERAL ELECTRIC CAP 8.125% 05/15/12	347,118
200,000	GENERAL ELECTRIC CAP 5.65% 06/09/14	213,547
601,000	GENERAL ELECTRIC CAP 5.40% 02/15/17	613,375
250,000	HOUSEHOLD FINANCE CO. 6.375% 11/27/12	272,258
155,000	HOUSEHOLD FINANCE CO. 09/15/13 FLOAT	149,206
505,000	NATIONAL RURAL UTIL 5.70% 01/15/10	505,667
		3,137,520	10.75

See Accompanying Notes to Financial Statements

Pacific Advisors Balanced Fund

Statement of Investments

as of December 31, 2009

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
CORPORATE BONDS continued
INSURANCE
130,000	AIG 7.50% 08/11/10	132,742
		132,742	0.45
HEALTH CARE			0.36
HEALTH CARE PROVIDERS & SERVICES
100,000	WELLPOINT INC. 5.00% 12/15/14	104,032
		104,032	0.36
INDUSTRIALS			4.39
ELECTRICAL EQUIPMENT
250,000	EMERSON ELECTRIC CO. 7.125% 08/15/10	260,850
		260,850	0.89
INDUSTRIAL CONGLOMERATES
1,000,000	GENERAL ELECTRIC CO. 5.25% 12/06/17	1,021,865
		1,021,865	3.50
INFORMATION TECHNOLOGY			0.93
COMPUTERS & PERIPHERALS
150,000	DELL INC. 4.70% 04/15/13	158,291
100,000	DIGITAL EQUIPMENT 7.75% 04/01/23	114,234
		272,525	0.93
MATERIALS			2.01
CONSTRUCTION MATERIALS
100,000	COMMERCIAL METALS CO. 7.35% 08/15/18	106,612
		106,612	0.37
METALS & MINING
250,000	ALCOA INC. 6.00% 01/15/12	262,761
100,000	FREEPORT-MCMORAN C&G INC. 8.25% 04/01/15	109,000
100,000	FREEPORT-MCMORAN C&G INC. 8.375% 04/01/17	109,500
		481,261	1.65
TELECOMMUNICATION SERVICES			1.38
DIVERSIFIED TELECOM. SERVICES
250,000	NEXTEL COMMUNICATIONS 7.375% 08/01/15	243,125
150,000	VERIZON FLORIDA 6.125% 01/15/13	160,128
		403,253	1.38

See Accompanying Notes to Financial Statements

Pacific Advisors Balanced Fund

Statement of Investments

as of December 31, 2009

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
CORPORATE BONDS continued
UTILITIES			0.13
ELECTRIC UTILITIES
36,150	RELIANT ENERGY MID ATL 9.237% 07/02/17	37,776
		37,776	0.13
TOTAL CORPORATE BONDS (Cost: $8,345,514)		8,279,360	28.36
PREFERRED STOCK
FINANCIALS			2.53
COMMERCIAL BANKS
5,000	BANK OF AMERICA 8.20% PFD	120,850
5,000	BARCLAYS BANK PLC 7.10% PFD	110,450
5,000	BARCLAYS BANK PLC 8.125% PFD	124,300
5,000	HSBC HOLDING PLC 8.125% PFD	130,500
10,000	WACHOVIA 7.85% PFD	253,700
		739,800	2.53
TELECOMMUNICATION SERVICES			0.91
DIVERSIFIED TELECOM. SERVICES
10,000	AT&T INC. 6.375% PFD	266,900
		266,900	0.91
TOTAL PREFERRED STOCK (Cost: $999,938)		1,006,700	3.45
SHORT TERM INVESTMENTS
MONEY MARKET			1.64
478,934	UMB MONEY MARKET FIDUCIARY	478,934
		478,934	1.64
TOTAL SHORT TERM INVESTMENTS (Cost: $478,934)		478,934	1.64
TOTAL INVESTMENTS (Cost: $25,131,286)		29,139,351	99.83
OTHER ASSETS LESS LIABILITIES		50,847	0.17
TOTAL NET ASSETS		29,190,198	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements

Pacific Advisors Growth Fund

Statement of Investments

as of December 31, 2009

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
ENERGY			28.74
ENERGY EQUIPMENT & SERVICES
4,000	FMC TECHNOLOGIES INC.*	231,360
2,000	NATIONAL OILWELL VARCO INC.	88,180
		319,540	11.36
OIL, GAS & CONSUMABLE FUELS
2,000	APACHE CORP.	206,340
1,500	CONOCOPHILLIPS	76,605
4,000	MARATHON OIL CORP.	124,880
1,000	OCCIDENTAL PETROLEUM CORP.	81,350
		489,175	17.38
FINANCIALS			2.25
COMMERCIAL BANKS
4,000	EAST WEST BANCORP INC.	63,200
		63,200	2.25
HEALTH CARE			34.64
HEALTH CARE EQUIPMENT & SUPPLIES
1,500	BECTON DICKINSON & CO.	118,290
1,500	MCKESSON CORP.	93,750
1,000	QUEST DIAGNOSTICS INC.	60,380
3,000	ST. JUDE MEDICAL INC.*	110,340
2,000	UNITEDHEALTH GROUP INC.	60,960
2,750	WELLPOINT INC.*	160,297
3,000	ZIMMER HOLDINGS INC.*	177,330
		781,347	27.77
PHARMACEUTICALS
3,000	JOHNSON & JOHNSON	193,230
		193,230	6.87
INDUSTRIALS			10.97
AEROSPACE & DEFENSE
1,000	BOEING CO.	54,130
1,500	HONEYWELL INT'L INC.	58,800
1,500	ITT CORP.	74,610
		187,540	6.66
INDUSTRIAL CONGLOMERATES
8,000	GENERAL ELECTRIC CO.	121,040
		121,040	4.30

See Accompanying Notes to Financial Statements

Pacific Advisors Growth Fund

Statement of Investments

as of December 31, 2009

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
INFORMATION TECHNOLOGY			16.65
COMMUNICATIONS EQUIPMENT
3,500	CISCO SYSTEMS INC.*	83,790
1,000	QUALCOMM INC.	46,260
		130,050	4.62
COMPUTERS & PERIPHERALS
1,000	WESTERN DIGITAL CORP.*	44,150
		44,150	1.57
ELECTRONIC EQUIPMENT & INSTRUMENTS
3,000	ITRON INC.*	202,710
		202,710	7.20
SOFTWARE
3,000	MICROSOFT CORP.	91,470
		91,470	3.25
MATERIALS			2.72
METALS & MINING
1,000	BHP BILLITON LTD.	76,580
		76,580	2.72
TOTAL COMMON STOCK (Cost: $2,547,258)		2,700,032	95.96
SHORT TERM INVESTMENTS
MONEY MARKET			4.26
120,028	UMB MONEY MARKET FIDUCIARY	120,029
		120,029	4.26
TOTAL SHORT TERM INVESTMENTS (Cost: $120,028)		120,029	4.26
TOTAL INVESTMENTS (Cost: $2,667,286)		2,820,061	100.22
OTHER ASSETS LESS LIABILITIES		(6,248)	(0.22)
TOTAL NET ASSETS		2,813,813	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements

Pacific Advisors Multi-Cap Value Fund

Statement of Investments

as of December 31, 2009

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			9.50
SPECIALTY RETAIL
8,000	HOME DEPOT INC.	231,440
14,000	PENSKE AUTOMOTIVE GROUP INC.*	212,520
		443,960	7.00
TEXTILES, APPAREL & LUXURY GOODS
16,000	K-SWISS INC.*	159,040
		159,040	2.51
CONSUMER STAPLES			4.46
BEVERAGES
10,000	DR PEPPER SNAPPLE GROUP INC.	283,000
		283,000	4.46
ENERGY			36.44
ENERGY EQUIPMENT & SERVICES
34,000	ION GEOPHYSICAL CORP.*	201,280
4,500	LUFKIN INDUSTRIES INC.	329,400
27,000	MITCHAM INDUSTRIES INC.*	198,990
7,000	TIDEWATER INC.	335,650
		1,065,320	16.79
OIL, GAS & CONSUMABLE FUELS
2,500	APACHE CORP.	257,925
12,000	ARCH COAL INC.	267,000
10,000	CHESAPEAKE ENERGY CORP.	258,800
3,700	CHEVRON CORP.	284,863
5,700	MARATHON OIL CORP.	177,954
		1,246,542	19.65
FINANCIALS			2.97
COMMERCIAL BANKS
25,000	CATHAY GENERAL BANCORP	188,750
		188,750	2.97
INDUSTRIALS			39.52
AEROSPACE & DEFENSE
5,500	HONEYWELL INT'L INC.	215,600
		215,600	3.40
AIR FREIGHT & LOGISTICS
3,200	CH ROBINSON WORLDWIDE INC.	187,936
		187,936	2.96

See Accompanying Notes to Financial Statements

Pacific Advisors Multi-Cap Value Fund

Statement of Investments

as of December 31, 2009

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
COMMERCIAL SERVICES & SUPPLIES
8,000	COPART INC.*	293,040
		293,040	4.62
CONSTRUCTION & ENGINEERING
14,000	KBR INC.	266,000
		266,000	4.19
MACHINERY
8,500	GRACO INC.	242,845
		242,845	3.83
MARINE
14,000	DRYSHIPS INC.*	81,480
		81,480	1.28
ROAD & RAIL
10,000	GENESEE & WYOMING INC.*	326,400
10,000	KANSAS CITY SOUTHERN*	332,900
8,000	LANDSTAR SYSTEM INC.	310,160
14,000	MARTEN TRANSPORT LTD.*	251,300
		1,220,760	19.24
MATERIALS			7.89
CHEMICALS
11,700	H.B. FULLER CO.	266,175
		266,175	4.20
METALS & MINING
15,000	COMMERCIAL METALS CO.	234,750
		234,750	3.70
TOTAL COMMON STOCK (Cost: $7,198,298)		6,395,198	100.79
TOTAL INVESTMENTS (Cost: $7,198,298)		6,395,198	100.79
OTHER ASSETS LESS LIABILITIES		(50,212)	(0.79)
TOTAL NET ASSETS		6,344,986	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements

Pacific Advisors Small Cap Fund

Statement of Investments

as of December 31, 2009

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK
CONSUMER DISCRETIONARY			11.41
AUTO COMPONENTS
598,700	AMERIGON INC.*	4,753,678
		4,753,678	3.57
SPECIALTY RETAIL
460,000	CONNS INC.*	2,686,400
745,000	SONIC AUTOMOTIVE INC.*	7,740,550
		10,426,950	7.84
CONSUMER STAPLES			5.27
FOOD PRODUCTS
520,000	DARLING INTERNATIONAL INC.*	4,357,600
610,000	OMEGA PROTEIN CORP.*	2,659,600
		7,017,200	5.27
ENERGY			17.81
ENERGY EQUIPMENT & SERVICES
2,600,000	BOOTS & COOTS INC.*	4,290,000
183,000	HORNBECK OFFSHORE SERVICES INC.*	4,260,240
310,000	MATRIX SERVICE CO.*	3,301,500
540,000	MITCHAM INDUSTRIES INC.*	3,979,800
710,000	PARKER DRILLING CO.*	3,514,500
		19,346,040	14.54
OIL, GAS & CONSUMABLE FUELS
455,000	INFINITY ENERGY RESOURCES INC.*	1,292,200
770,000	QUEST RESOURCE CORP.*	446,600
263,600	TOREADOR RESOURCES CORP.	2,609,640
		4,348,440	3.27
FINANCIALS			20.18
COMMERCIAL BANKS
495,000	EAST WEST BANCORP INC.	7,821,000
290,000	NARA BANCORP INC.*	3,288,600
385,000	WILSHIRE BANCORP INC.	3,153,150
		14,262,750	10.72
CONSUMER FINANCE
480,000	EZCORP INC. A*	8,260,800
195,000	FIRST CASH FINANCIAL SERVICES INC.*	4,327,050
		12,587,850	9.46

See Accompanying Notes to Financial Statements

Pacific Advisors Small Cap Fund

Statement of Investments

as of December 31, 2009

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
HEALTH CARE			8.55
HEALTH CARE PROVIDERS & SERVICES
497,000	AMERICA SERVICE GROUP INC.	7,887,390
280,000	ROCHESTER MEDICAL CORP.*	3,116,400
360,000	UNITED AMERICAN HEALTHCARE CORP.*	370,800
		11,374,590	8.55
INDUSTRIALS			34.17
COMMERCIAL SERVICES & SUPPLIES
195,000	AMERICAN ECOLOGY CORP.	3,322,800
330,000	MOBILE MINI INC.*	4,649,700
314,000	TEAM INC.*	5,906,340
		13,878,840	10.43
CONSTRUCTION & ENGINEERING
560,000	FURMANITE CORP.*	2,133,600
370,000	ORION MARINE GROUP INC.*	7,792,200
		9,925,800	7.46
MARINE
155,000	KIRBY CORP.*	5,398,650
		5,398,650	4.06
ROAD & RAIL
270,000	FROZEN FOOD EXPRESS INDUSTRIES INC.	891,000
390,000	SAIA INC.*	5,779,800
630,000	VITRAN CORPORATION INC.*	6,848,100
		13,518,900	10.16
TRADING COMPANIES & DISTRIBUTORS
210,000	DXP ENTERPRISES INC.*	2,744,700
		2,744,700	2.06
INFORMATION TECHNOLOGY			1.57
SOFTWARE
105,000	TYLER TECHNOLOGIES INC.*	2,090,550
		2,090,550	1.57
MATERIALS			3.29
METALS & MINING
280,000	COMMERCIAL METALS CO.	4,382,000
		4,382,000	3.29

See Accompanying Notes to Financial Statements

Pacific Advisors Small Cap Fund

Statement of Investments

as of December 31, 2009

Quantity or Principal	Description	Current $ Value**	% of Total Net Assets
COMMON STOCK continued
TELECOMMUNICATION SERVICES			2.91
DIVERSIFIED TELECOM. SERVICES
470,000	PREMIERE GLOBAL SERVICES INC.*	3,877,500
		3,877,500	2.91
TOTAL COMMON STOCK (Cost: $149,636,741)		139,934,438	105.17
TOTAL INVESTMENTS (Cost: $149,636,741)		139,934,438	105.17
OTHER ASSETS LESS LIABILITIES		(6,881,454)	(5.17)
TOTAL NET ASSETS		133,052,984	100.00

* Non-income producing

** The principal amount is stated in U.S. dollars unless otherwise indicated.

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Statement of Assets and Liabilities

December 31, 2009

	Government Securities Fund	Income and Equity Fund	Balanced Fund
Assets
Investment securities
At cost	$5,165,754	$7,837,882	$24,652,352
At fair value	$5,136,639	$7,843,222	$28,660,417
Cash or cash equivalent, at fair value	181,059	90,670	478,934
Accrued income receivable	40,040	87,310	153,514
Receivable for capital shares sold	30	59	27,139
Receivable for investments sold	-	-	-
Other assets	-	-	55
Total assets	5,357,768	8,021,261	29,320,059
Liabilities
Bank borrowings (Note 7)	-	-	-
Payable for investments purchased	200,647	-	-
Payable for fund shares redeemed	11,367	-	31,240
Accounts payable	15,220	23,562	95,021
Accounts payable to related parties (Note 3)	-	3,600	3,600
Total liabilities	227,234	27,162	129,861
Net Assets	$5,130,534	$7,994,099	$29,190,198
Summary of Shareholders' Equity
Paid in capital	6,349,435	8,775,299	26,729,050
Accumulated undistributed net investment income	564	(904)	15,756
Accumulated undistributed net realized losses on security transactions	(1,190,350)	(785,636)	(1,562,673)
Net unrealized appreciation (depreciation) of investments	(29,115)	5,340	4,008,065
Net assets at December 31, 2009	$5,130,534	$7,994,099	$29,190,198
Class A:
Net assets	$2,536,769	$2,864,623	$4,362,013
Shares authorized	50,000,000	50,000,000	50,000,000
Shares outstanding	282,307	301,733	292,517
Net asset value and redemption price per share	$8.99	$9.49	$14.91
Maximum offering price per share	$9.44	$9.96	$15.82
Sales load	4.75%	4.75%	5.75%
Class C:
Net assets	$2,593,765	$5,129,477	$24,828,185
Shares authorized	50,000,000	50,000,000	50,000,000
Shares outstanding	291,440	568,106	1,729,966
Net asset value and redemption price per share	$8.90	$9.03	$14.35
Class I:
Net assets	N/A	N/A	N/A
Shares authorized
Shares outstanding
Net asset value and redemption price per share	N/A	N/A	N/A

See Accompanying Notes to Financial Statements

	Growth Fund	Multi-Cap Value Fund	Small Cap Fund
Assets
Investment securities
At cost	$2,547,257	$7,198,298	$149,636,741
At fair value	$2,700,032	$6,395,198	$139,934,438
Cash or cash equivalent, at fair value	120,029	-	-
Accrued income receivable	2,079	3,950	19,250
Receivable for capital shares sold	1,076	2,456	400,736
Receivable for investments sold	-	-	223,252
Other assets	-	-	-
Total assets	2,823,216	6,401,604	140,577,676
Liabilities
Bank borrowings (Note 7)	-	33,105	6,857,595
Payable for investments purchased	-	-	117,302
Payable for fund shares redeemed	156	156	312,896
Accounts payable	9,247	19,757	223,689
Accounts payable to related parties (Note 3)	-	3,600	13,210
Total liabilities	9,403	56,618	7,524,692
Net Assets	$2,813,813	$6,344,986	$133,052,984
Summary of Shareholders' Equity
Paid in capital	3,005,927	8,849,900	154,945,758
Accumulated undistributed net investment income	190	-	-
Accumulated undistributed net realized losses on security transactions	(345,078)	(1,701,814)	(12,190,471)
Net unrealized appreciation (depreciation) of investments	152,774	(803,100)	(9,702,303)
Net assets at December 31, 2009	$2,813,813	$6,344,986	$133,052,984
Class A:
Net assets	$2,176,367	$3,193,536	$117,455,558
Shares authorized	50,000,000	50,000,000	50,000,000
Shares outstanding	261,245	363,542	4,454,163
Net asset value and redemption price per share	$8.33	$8.78	$26.37
Maximum offering price per share	$8.84	$9.32	$27.98
Sales load	5.75%	5.75%	5.75%
Class C:
Net assets	$637,445	$3,151,450	$15,592,828
Shares authorized	50,000,000	50,000,000	50,000,000
Shares outstanding	84,110	384,072	681,883
Net asset value and redemption price per share	$7.58	$8.21	$22.87
Class I:
Net assets	N/A	N/A	$4,598
Shares authorized			50,000,000
Shares outstanding			154
Net asset value and redemption price per share	N/A	N/A	$29.86

Pacific Advisors Fund Inc.

Statement of Operations

For the period ended December 31, 2009

	Government Securities Fund	Income and Equity Fund	Balanced Fund
Investment Income
Dividends	$38,334	$120,789	$580,793
Interest	146,562	286,132	484,659
Total income	184,896	406,921	1,065,452
Expenses
Investment management fees	35,573	55,514	197,888
Transfer agent fees	50,594	57,793	100,982
Fund accounting fees	23,949	35,089	128,794
Legal fees	3,660	7,392	28,221
Audit fees	6,020	8,142	29,023
Registration fees	16,869	17,954	25,336
Printing	2,616	5,551	20,876
Custody fees	8,580	7,371	9,202
Interest on borrowings	742	180	62
Director fees/meetings	2,427	3,489	12,474
Distribution and service (12b-1) fees (Note 3)	33,331	53,537	234,071
Other expenses	5,824	9,780	36,088
Total expenses, before fees waived	190,185	261,792	823,017
Less fees waived (Note 3)	78,773	55,514	-
Net expenses	111,412	206,278	823,017
Net Investment Income (Loss)	73,484	200,643	242,435
Net Realized and Unrealized Loss on Investments
Net realized losses on investments	(90,665)	(277,641)	(620,811)
Change in net unrealized appreciation of investments	125,743	1,092,683	5,482,133
	35,078	815,042	4,861,322
Net Increase in Net Assets Resulting from Operations	$108,562	$1,015,685	$5,103,757

See Accompanying Notes to Financial Statements

	Growth Fund	Multi-Cap Value Fund	Small Cap Fund
Investment Income
Dividends	$40,421	$108,111	$505,419
Interest	54	4	-
Total income	40,475	108,115	505,419
Expenses
Investment management fees	21,532	68,183	855,912
Transfer agent fees	72,156	61,376	423,452
Fund accounting fees	22,247	35,310	558,207
Legal fees	3,646	8,021	129,523
Audit fees	3,158	7,500	125,656
Registration fees	18,423	22,431	46,269
Printing	2,616	6,087	93,058
Custody fees	6,627	7,382	24,596
Interest on borrowings	236	6,242	90,381
Director fees/meetings	1,444	3,376	53,011
Distribution and service (12b-1) fees (Note 3)	13,034	41,574	394,584
Other expenses	4,523	10,084	155,957
Total expenses, before fees waived	169,642	277,566	2,950,606
Less fees waived (Note 3)	64,732	-	-
Net expenses	104,910	277,566	2,950,606
Net Investment Income (Loss)	(64,435)	(169,451)	(2,445,187)
Net Realized and Unrealized Loss on Investments
Net realized losses on investments	(90,603)	(590,448)	(11,115,931)
Change in net unrealized appreciation of investments	810,623	2,692,158	48,599,772
	720,020	2,101,710	37,483,841
Net Increase in Net Assets Resulting from Operations	$655,585	$1,932,259	$35,038,654

Pacific Advisors Fund Inc.

Statement of Changes in Net Assets

	Government Securities Fund		Income and Equity Fund
	Year ended December 31, 2009	Year ended December 31, 2008	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$73,484	$162,524	$200,643	$240,238
Net realized losses on investments	(90,665)	(9,585)	(277,641)	(313,298)
Change in net unrealized appreciation (depreciation) of investments	125,743	(287,855)	1,092,683	(1,583,785)
Increase (decrease) in net assets resulting from operations	108,562	(134,916)	1,015,685	(1,656,845)
From Distributions to Shareholders
Class A:
Net investment income	(46,545)	(99,427)	(82,954)	(99,717)
Net capital gains	-	-	-	-
Return of capital	-	-	-	-
Class C:
Net investment income	(29,507)	(65,190)	(122,038)	(137,200)
Net capital gains	-	-	-	-
Return of capital	-	-	-	-
Class I:	N/A	N/A	N/A	N/A
Net investment income
Net capital gains
Return of capital
Decrease in net assets resulting from distributions	(76,052)	(164,617)	(204,992)	(236,917)
From Capital Share Transactions (Note 6)
Proceeds from shares sold	988,257	1,595,008	823,243	990,420
Proceeds from shares purchased by reinvestment of dividends	65,602	134,993	191,512	219,783
Cost of shares repurchased	(1,466,506)	(1,331,466)	(1,265,863)	(1,534,918)
Increase (decrease) in net assets resulting from capital share transactions	(412,647)	398,535	(251,108)	(324,715)
Increase (decrease) in net assets	(380,137)	99,002	559,585	(2,218,477)
Net Assets
Beginning of period	5,510,671	5,411,669	7,434,514	9,652,991
End of period	$5,130,534	$5,510,671	$7,994,099	$7,434,514
Including undistributed net investment income	$564	$3,132	$(904)	$3,445

See Accompanying Notes to Financial Statements

	Balanced Fund
	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$242,435	$377,442
Net realized losses on investments	(620,811)	(927,201)
Change in net unrealized appreciation (depreciation) of investments	5,482,133	(11,647,593)
Increase (decrease) in net assets resulting from operations	5,103,757	(12,197,352)
From Distributions to Shareholders
Class A:
Net investment income	(58,061)	(84,449)
Net capital gains	-	(60,574)
Return of capital	-	-
Class C:
Net investment income	(175,818)	(287,256)
Net capital gains	-	(371,189)
Return of capital	-	-
Class I:	N/A	N/A
Net investment income
Net capital gains
Return of capital
Decrease in net assets resulting from distributions	(233,879)	(803,468)
From Capital Share Transactions (Note 6)
Proceeds from shares sold	1,837,042	2,696,993
Proceeds from shares purchased by reinvestment of dividends	222,990	773,434
Cost of shares repurchased	(3,921,187)	(5,166,207)
Increase (decrease) in net assets resulting from capital share transactions	(1,861,155)	(1,695,780)
Increase (decrease) in net assets	3,008,723	(14,696,600)
Net Assets
Beginning of period	26,181,475	40,878,075
End of period	$29,190,198	$26,181,475
Including undistributed net investment income	$15,756	$7,200

Pacific Advisors Fund Inc.

Statement of Changes in Net Assets

	Growth Fund		Multi-Cap Value Fund
	Year ended December 31, 2009	Year ended December 31, 2008	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$(64,435)	$(72,764)	$(169,451)	$(215,096)
Net realized losses on investments	(90,603)	(161,949)	(590,448)	(1,109,157)
Change in net unrealized appreciation (depreciation) of investments	810,623	(1,868,088)	2,692,158	(5,076,937)
Increase (decrease) in net assets resulting from operations	655,585	(2,102,801)	1,932,259	(6,401,190)
From Distributions to Shareholders
Class A:
Net investment income	-	-	-	-
Net capital gains	-	-	-	(12,355)
Return of capital	-	-	-	-
Class C:
Net investment income	-	-	-	-
Net capital gains	-	-	-	(15,265)
Return of capital	-	-	-	-
Class I:	N/A	N/A	N/A	N/A
Net investment income
Net capital gains
Return of capital
Decrease in net assets resulting from distributions	-	-	-	(27,620)
From Capital Share Transactions (Note 6)
Proceeds from shares sold	244,428	1,138,930	1,075,173	1,688,581
Proceeds from shares purchased by reinvestment of dividends	-	-	-	25,075
Cost of shares repurchased	(1,142,421)	(965,224)	(3,714,932)	(3,041,075)
Increase (decrease) in net assets resulting from capital share transactions	(897,993)	173,706	(2,639,759)	(1,327,419)
Increase (decrease) in net assets	(242,408)	(1,929,095)	(707,500)	(7,756,229)
Net Assets
Beginning of period	3,056,221	4,985,316	7,052,486	14,808,715
End of period	$2,813,813	$3,056,221	$6,344,986	$7,052,486
Including undistributed net investment income	$190	$190	$-	$-

See Accompanying Notes to Financial Statements

	Small Cap Fund
	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$(2,445,187)	$(2,561,476)
Net realized losses on investments	(11,115,931)	(303,734)
Change in net unrealized appreciation (depreciation) of investments	48,599,772	(74,888,308)
Increase (decrease) in net assets resulting from operations	35,038,654	(77,753,518)
From Distributions to Shareholders
Class A:
Net investment income	-	-
Net capital gains	-	(1,558,363)
Return of capital	-	(20,200)
Class C:
Net investment income	-	-
Net capital gains	-	(327,293)
Return of capital	-	(4,242)
Class I:
Net investment income	-	-
Net capital gains	-	(17,914)
Return of capital	-	(232)
Decrease in net assets resulting from distributions	-	(1,928,244)
From Capital Share Transactions (Note 6)
Proceeds from shares sold	39,655,691	89,039,262
Proceeds from shares purchased by reinvestment of dividends	-	1,815,640
Cost of shares repurchased	(44,812,413)	(54,430,999)
Increase (decrease) in net assets resulting from capital share transactions	(5,156,722)	36,423,903
Increase (decrease) in net assets	29,881,932	(43,257,859)
Net Assets
Beginning of period	103,171,052	146,428,911
End of period	$133,052,984	$103,171,052
Including undistributed net investment income	$-	$-

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2009

Note 1. Organization

Pacific Advisors Fund Inc. (the "Company") is an open-end diversified investment management company registered under the Investment Company Act of 1940, as amended. The Company currently offers six Funds: Government Securities Fund, Income and Equity Fund, Balanced Fund, Growth Fund, Multi-Cap Value Fund and Small Cap Fund. Each Fund is a separate investment portfolio of the Company with a distinct investment objective, investment program, policies and restrictions.

The Government Securities Fund seeks to provide high current income, preservation of capital, and rising future income, consistent with prudent investment risk. The Income and Equity Fund seeks to provide current income and, secondarily, long-term capital appreciation. The Balanced Fund seeks to achieve long-term capital appreciation and income consistent with reduced market risk. The Growth Fund seeks to achieve long-term capital appreciation through investment in medium to large capitalization companies. The Multi-Cap Value Fund seeks long-term capital appreciation by investing in a diversified portfolio of large to small capitalization companies. The Small Cap Fund seeks to provide capital appreciation through investment in small capitalization companies.

In addition to Class A and Class C shares, the Small Cap Fund introduced Class I shares on October 9, 2006. Each class has equal rights as to assets and voting privileges except that Class A and Class C each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of each Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each Class of shares differs in its respective service and distribution expenses and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Note 2. Significant Accounting Policies

Security Valuation and Fair Value Measurement. Securities, including American Depository Receipts (ADRs), listed on a national securities exchange and certain over-the-counter ("OTC") issues traded on the NASDAQ national market system are valued at the last quoted sale price at the close of the New York Stock Exchange. OTC issues not quoted on the NASDAQ system, and other equity securities for which no sale price is available, are valued at the last bid price as obtained from published sources or real time quote services, where available, and otherwise from brokers who are market makers for such securities. Debt securities with a maturity less than 60 days are valued on an amortized cost basis, which approximates market value. Premium or discount on debt securities are amortized. In determining the fair value of other debt securities, Pacific Global Investment Management Company, Inc. (the "Investment Manager") utilizes independent pricing services approved by the Board of Directors using one or more of the following valuation techniques:

(1) a matrix pricing approach that considers market inputs including, in approximate order of priority, the following: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications; market indicators, industry and economic events. Evaluators may prioritize inputs differently on any given day for any security based on market conditions, and not all inputs listed are available for use in the evaluation process for each security evaluation on any given day; (2) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (3) a discounted cash flow analysis. In conducting its assessment and analysis for purpose of determining fair value, the Investment Manager uses its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the Investment Manager based on the Company's Fair Value Procedure.

Various inputs are used to determine the fair value of the Fund's investments. For financial statements, these inputs are summarized in the three broad levels listed below. Level 1 investment securities are valued based on quoted prices in active markets for identical securities. Level 2 investment securities are valued based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 investment securities are valued using significant unobservable inputs that reflect the Fund's own assumptions in determining the fair value of investments. The valuation levels are

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2009

not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund's investment securities and cash and cash equivalents as of December 31, 2009:

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Growth Fund	Multi-Cap Value Fund	Small Cap Fund
Level 1 - Quoted Prices
Common Stock
Energy	$135,125	$470,917	$4,827,082	$808,715	$2,311,862	$23,694,480
Material	-	33,670	691,520	76,580	500,925	4,382,000
Industrials	-	344,440	4,176,430	308,580	2,507,661	45,466,890
Consumer Discretionary	-	280,850	624,400	-	603,000	15,180,628
Consumer Staples	-	344,090	2,594,535	-	283,000	7,017,200
Health Care	-	257,640	1,947,150	974,577	-	11,374,590
Financials	-	134,010	2,443,420	63,200	188,750	26,850,600
Information Technology	-	152,450	1,273,610	468,380	-	2,090,550
Telecommunication Services	70,075	183,480	-	-	-	3,877,500
Utilities	111,060	221,220	796,210		-	-
Preferred Stock
Financials	171,440	472,475	739,800	-	-	-
Telecommunication Services	-	53,380	266,900	-	-	-
Utilities	-	51,380	-	-	-	-
Level 1 Total	487,700	3,000,002	20,381,057	2,700,032	6,395,198	139,934,438
Level 2 - Other significant observable inputs
Corporate Bonds
Energy	-	393,121	1,291,630	-	-	-
Material	-	603,730	587,873	-	-	-
Industrials	-	206,912	1,282,715	-	-	-
Consumer Discretionary	-	649,060	771,687	-	-	-
Health Care	-	99,417	104,032	-	-	-
Financials	-	1,638,452	3,527,869	-	-	-
Information Technology	-	105,224	272,525	-	-	-
Telecommunication Services	-	580,314	403,253	-	-	-
Utilities	-	461,494	37,776	-	-	-
US Government Securities
US Government Agency	4,648,939	105,496	-	-	-	-
Short Term Investments
Money Market	181,059	90,670	478,934	120,029	-	-
Level 2 Total	4,829,998	4,933,890	8,758,294	120,029	-	-
Level 3 - Significant unobservable inputs	-	-	-	-	-	-
Total Investments	$5,317,698	$7,933,892	$29,139,351	$2,820,061	$6,395,198	$139,934,438

Equity securities (common and preferred stock) that are actively traded and market priced are classified as Level 1 Securities. All fixed income securities are classified as Level 2 securities and are valued using either amortized cost or the matrix pricing approach. The Funds had no Level 3 holdings during the year ended December 31, 2009.

B. Cash and Cash Equivalents. The Company considers all highly liquid financial instruments with maturities of less than three months when acquired to be cash equivalents.

C. Security Transactions and Investment Income. Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and federal income tax purposes. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

D. Dividends and Distributions to Shareholders. The Government Securities Fund and Income and Equity Fund declare and distribute dividends of their net investment income, if any, quarterly. The Balanced Fund, Growth Fund, Multi-Cap Value Fund and Small Cap Fund declare and distribute dividends of their net investment income, if any, annually. The Board of Directors will determine the amount and timing of such payments. Income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2009

treatments of income and gain on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

E. Federal Income Tax. The Company intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years and for the year ended December 31, 2009 and has concluded that no provision for income tax is required in the Funds' financial statements. Tax years 2006, 2007, 2008 and 2009 are still subject to examination by major federal jurisdictions. Tax years 2005, 2006, 2007, 2008 and 2009 are still subject to examination by major state jurisdictions.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

At December 31, 2009, components of distributable earnings/(accumulated deficits) on a tax basis were as follows:

Government	Income and Securities Fund	Equity Fund	Balanced Fund	Multi-Cap Growth Fund	Value Fund	Small Cap Fund
Undistributed ordinary income	$564	$1,998	$5,989	$-	$-	$-
Undistributed long-term gains	-	-	-	-	-	-
Capital loss carryforward*	(1,173,656)	(784,516)	(1,557,453)	(345,078)	(1,701,814)	(12,029,758)
Post October Loss	(16,694)	(1,120)	-	-	-	(160,713)
Net unrealized appreciation (depreciation) on investments	(29,115)	2,438	4,012,612	152,964	(803,100)	(9,702,303)
Accumulated earnings (deficits)	$(1,218,901)	$(781,200)	$2,461,148	$(192,114)	$(2,504,914)	$(21,892,774)

The difference between book basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, return of capital distribution from ADRs and realization for tax purpose of interest income on investments. The Fund intends to treat Post-October losses, net capital losses occurred for the period subsequent to October 31, 2009 through the fiscal year end December 31, 2009, as having been incurred in the next fiscal year.

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. During the current fiscal year, no capital losses carried forward have been utilized.

* At December 31, 2009, the following had accumulated net realized losses on investment transactions that represent capital loss carryforwards for federal income tax purposes, which expire as follows:

	Capital losses expiring in:
	2010	2011	2012	2013	2014	2015	2016	2017	Total
Government Securities Fund	$-	$855,711	$95,072	$49,495	$88,644	$1,178	$9,585	$73,971	$1,173,656
Income and Equity Fund	-	-	-	-	-	-	396,450	388,066	784,516
Balanced Fund		-	-	-	-	-	431,086	1,126,367	1,557,453
Growth Fund	91,734	-	-	-	-	-	-	253,344	345,078
Multi-Cap Value Fund	-	-	-	-	-	-	1,061,647	640,167	1,701,814
Small Cap Fund	-	-	-	-	-	-	-	12,029,758	12,029,758

During the year ended December 31, 2009, the Growth Fund had a capital loss carryforward in the amount of $340,292 that expired.

F. Reclassification of Capital Accounts. Distributions of net investment income and realized gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as net operating losses, reclassification of dividends and return of capital. To the extent that these differences are permanent in nature, reclassifications are made among the net asset accounts on the Statement of Assets and Liabilities.

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2009

For the year ended December 31, 2009, reclassifications among the components of net assets are as follows:

	Accumulated Undistributed Net Investment Income	Paid in Capital	Accumulated Capital Gain
Government Securities Fund	$-	$-	$-
Income and Equity Fund	-	-	-
Balanced Fund	-	-	-
Growth Fund	64,435	(404,727)	340,292
Multi-Cap Value Fund	169,451	(169,451)	-
Small Cap Fund	2,445,187	(2,445,187)	-

The reclassifications were due to net investment losses incurred by the Fund, which are not permitted to be carried forward for tax purposes. The Growth Fund's reclassification was also a result of the expiry of capital losses previously carried-forward.

G. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements and footnotes. Actual results could differ from those estimates.

Note 3. Investment Management, Distributor and Other Related Party Transactions

The Company and the Funds have entered into investment management agreements ("Management Agreements") with the Investment Manager.

The Management Agreements provide for investment management fees, payable monthly, and calculated at the maximum annual rate of 0.65% of average net assets for the Government Securities Fund, 0.75% of average net assets for the Income and Equity, Balanced, Growth and Small Cap Funds and 1.00% of average net assets for the Multi-Cap Value Fund.

In accordance with Expense Limitation Agreements with the Company, the Investment Manager will waive its respective management fees to the extent that the actual operating expenses of the following Funds exceed the following thresholds:

	Class A	Class C
Government Securities Fund	1.65%	2.40%
Income and Equity Fund	1.95%	2.70%
Growth Fund	2.65%	3.40%

For the Government Securities Fund and Growth Fund only, if net expenses exceed the above thresholds after waiver of the entire management fee, the Transfer Agent will waive its transfer agency fee to the extent necessary to reduce Class expenses to the above thresholds. These agreements may be terminated by either party upon 90 days prior written notice.

Pursuant to the Expense Limitation Agreements, providing for the voluntary waiver of fees and the assumption of expenses by the Investment Manager and Transfer Agent, the following amounts were waived for the year ended December 31, 2009.

	Management Fees Waived	Transfer Agent Fees Waived
Government Securities Fund	$35,573	$43,200
Income and Equity Fund	55,514	-
Growth Fund	21,532	43,200

Effective 2004, the Investment Manager terminated all of its rights under the expense limitation agreements with respect to potential recoupment from the Funds of all management fees previously waived and all expenses previously reimbursed. In the future, the Investment Manager will not have any rights to recover fees it waives or expenses it may reimburse, with respect to any of the Funds.

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2009

For the year ended December 31, 2009, Pacific Global Fund Distributors, Inc. ("PGFD"), the principal underwriter for the Company, received commissions on sales of capital stock, after deducting amounts allowed to authorized distributors as commissions. In addition, PGFD, as a registered broker-dealer, may act as broker for the Funds, in conformity with Rule 17e-1 under the Investment Company Act of 1940. The Fund's Board of Directors has approved procedures for evaluating the reasonableness of commissions paid to PGFD and periodically reviews these procedures. PGFD will not act as principal in effecting any portfolio transactions for the Funds. The amounts of commissions are as follows:

	Underwriting Fees Retained	Commissions Retained	Brokerage Commissions Received
Government Securities Fund	$80	$4	$659
Income and Equity Fund	9	12	1,056
Balanced Fund	528	717	4,746
Growth Fund	1,007	138	637
Multi-Cap Value Fund	2,443	578	5,703
Small Cap Fund	16,892	955	66,621

PGFD is a wholly-owned subsidiary of the Investment Manager.

The Company and the Funds have entered into agreements with Pacific Global Investor Services, Inc. ("PGIS") to provide fund accounting services at the monthly fee of three basis points for the first one hundred million in net assets or a minimum of $1,500. In addition, agreements to provide transfer agent services has also been entered into at a rate of $21.00 per year per open account and $3.50 per year per closed account with minimum charges of $1,800 per month for A, C, and I share accounts. PGIS is a wholly-owned subsidiary of the Investment Manager.

Accounts payable to related parties consist of transfer agent fees payable to PGIS.

The Company has adopted a plan of distribution, whereby the Funds may pay a service fee to qualified recipients in an amount up to 0.25% per annum of each Fund's daily net assets for Class A shares and Class C shares. Under the plan of the distribution, the Funds may pay a distribution fee to qualified recipients in an amount up to 0.75% per annum of each Fund's daily net assets for Class C shares. The Company has not adopted a plan of distribution for Class I Shares.

For the year ended December 31, 2009, total distribution and/or service (12b-1) fees were:

	Class A	Class C
Government Securities Fund	$7,132	$26,199
Income and Equity Fund	6,827	46,710
Balanced Fund	9,225	224,846
Growth Fund	4,552	8,482
Multi-Cap Value Fund	8,205	33,369
Small Cap Fund	248,177	146,407

Note 4. Purchase and Sales of Securities

The following summarizes purchases and sales of investment securities, other than short-term investments, and aggregate gross unrealized appreciation and depreciation on a tax basis by each Fund for the year ended and as of December 31, 2009. The difference between book basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

	Year ended December 31, 2009		As of December 31, 2009
	Cost of Purchases	Proceeds From Sales	Tax Cost of Securities	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Government Securities Fund	$12,153,226	$11,959,346	$5,165,754	$21,348	$50,463	$(29,115)
Income and Equity Fund	2,137,079	2,043,529	7,840,784	492,988	490,550	2,438
Balanced Fund	2,601,602	4,775,227	24,652,805	5,508,715	1,496,103	4,012,612
Growth Fund	147,727	1,010,055	2,547,068	497,832	344,868	152,964
Multi-Cap Value Fund	1,495,593	4,973,898	7,198,298	960,911	1,764,011	(803,100)
Small Cap Fund	19,837,655	25,231,075	149,636,741	23,681,728	33,384,031	(9,702,303)

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2009

Note 5. Distributions to Shareholders

The tax character of distributions paid during 2009 and 2008 was as follows:

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Growth Fund	Multi-Cap Value Fund	Small Cap Fund
Year ended December 31, 2009
Distributions paid from:
Ordinary Income	$76,052	$204,992	$233,879	$-	$-	$-
Long-Term Capital Gain	-	-	-	-	-	-
Return of Capital	-	-	-	-	-	-
Total Distributions	$76,052	$204,992	$233,879	$-	$-	$-
Year ended December 31, 2008
Distributions paid from:
Ordinary Income	$164,617	$236,917	$371,701	$-	$-	$-
Long-Term Capital Gain	-	-	431,767	-	27,620	1,903,570
Return of Capital	-	-	-	-	-	24,674
Total Distributions	$164,617	$236,917	$803,468	$-	$27,620	$1,928,244

Note 6. Capital Share Transactions

A 2% redemption fee is assessed on shares of the Government Securities Fund or the Income and Equity Fund sold or exchanged within 30 days of purchase or shares of the Balanced Fund, Growth Fund, Multi-Cap Value Fund or the Small Cap Fund sold or exchanged within 180 days of purchase and is retained in each Fund. The redemption fees collected through December 31, 2009 are included in the dollar amount of shares sold in the table below. The amount of the increase is as follows:

	Class A	Class C
Government Securities Fund	$11	$-
Income and Equity Fund	-	-
Balanced Fund	284	1,453
Growth Fund	458	-
Multi-Cap Value Fund	7,733	69
Small Cap Fund	79,487	3,719

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Government Securities Fund
Class A
Shares Sold	23,048	$203,753	41,348	$387,423
Reinvestment of Distributions	4,331	38,586	8,448	77,592
	27,379	242,339	49,796	465,015
Shares Repurchased	(86,844)	(774,281)	(113,106)	(1,054,835)
Net Decrease	(59,465)	$(531,942)	(63,310)	$(589,820)
Class C
Shares Sold	89,877	$784,504	131,789	$1,207,585
Reinvestment of Distributions	3,058	27,016	6,311	57,401
	92,935	811,520	138,100	1,264,986
Shares Repurchased	(78,546)	(692,225)	(29,782)	(276,631)
Net Increase	14,389	$119,295	108,318	$988,355

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2009

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Income and Equity Fund
Class A
Shares Sold	26,638	$237,006	36,807	$367,820
Reinvestment of Distributions	8,429	74,219	9,366	88,730
	35,067	311,225	46,173	456,550
Shares Repurchased	(56,257)	(495,430)	(68,508)	(684,121)
Net Decrease	(21,190)	$(184,205)	(22,335)	$(227,571)
Class C
Shares Sold	67,794	$586,237	65,511	$622,600
Reinvestment of Distributions	13,943	117,293	14,485	131,053
	81,737	703,530	79,996	753,653
Shares Repurchased	(94,516)	(770,433)	(89,895)	(850,797)
Net Decrease	(12,779)	$(66,903)	(9,899)	$(97,144)
	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Balanced Fund
Class A
Shares Sold	40,117	$516,878	34,352	$576,332
Reinvestment of Distributions	3,375	50,596	10,240	123,396
	43,492	567,474	44,592	699,728
Shares Repurchased	(55,070)	(715,500)	(59,042)	(973,634)
Net Decrease	(11,578)	$(148,026)	(14,450)	$(273,906)
Class C
Shares Sold	106,153	$1,320,164	133,496	$2,120,661
Reinvestment of Distributions	11,955	172,394	55,941	650,038
	118,108	1,492,558	189,437	2,770,699
Shares Repurchased	(261,411)	(3,205,687)	(271,078)	(4,192,573)
Net Decrease	(143,303)	$(1,713,129)	(81,641)	$(1,421,874)

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2009

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Growth Fund
Class A
Shares Sold	37,678	$244,428	104,226	$950,912
Reinvestment of Distributions	-	-	-	-
	37,678	244,428	104,226	950,912
Shares Repurchased	(81,212)	(543,996)	(66,306)	(513,431)
Net Increase (Decrease)	(43,534)	$(299,568)	37,920	$437,481
Class C
Shares Sold	-	$-	26,337	$188,018
Reinvestment of Distributions	-	-	-	-
	-	-	26,337	188,018
Shares Repurchased	(95,391)	(598,425)	(55,898)	(451,793)
Net Decrease	(95,391)	$(598,425)	(29,561)	$(263,775)
	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Multi-Cap Value Fund
Class A
Shares Sold	183,600	$1,032,777	102,907	$1,089,521
Reinvestment of Distributions	-	-	1,562	9,884
	183,600	1,032,777	104,469	1,099,405
Shares Repurchased	(307,975)	(2,249,246)	(121,745)	(1,325,969)
Net Decrease	(124,375)	$(1,216,469)	(17,276)	$(226,564)
Class C
Shares Sold	6,780	$42,396	53,399	$599,061
Reinvestment of Distributions	-	-	2,545	15,191
	6,780	42,396	55,944	614,252
Shares Repurchased	(213,789)	(1,465,686)	(178,566)	(1,715,107)
Net Decrease	(207,009)	$(1,423,290)	(122,622)	$(1,100,855)

Pacific Advisors Fund Inc.

Notes to Financial Statements

December 31, 2009

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Amount	Shares	Amount
Small Cap Fund
Class A
Shares Sold	1,756,008	$38,687,567	2,875,586	$83,272,527
Reinvestment of Distributions	-	-	84,464	1,495,008
	1,756,008	38,687,567	2,960,050	84,767,535
Shares Repurchased	(1,873,438)	(39,920,852)	(1,642,912)	(44,814,386)
Net Increase (Decrease)	(117,430)	$(1,233,285)	1,317,138	$39,953,149
Class C
Shares Sold	48,957	$968,124	215,321	$5,766,735
Reinvestment of Distributions	-	-	19,540	302,486
	48,957	968,124	234,861	6,069,221
Shares Repurchased	(282,281)	(4,891,561)	(348,462)	(8,637,137)
Net Decrease	(233,324)	$(3,923,437)	(113,601)	$(2,567,916)
Class I
Shares Sold	-	$-	-	$-
Reinvestment of Distributions	-	-	948	18,146
	-	-	948	18,146
Shares Repurchased	-	-	(51,524)	(979,476)
Net Decrease	-	$-	(50,576)	$(961,330)

Note 7. Bank Borrowings

Each Fund may borrow up to 15% of its total assets. Each Fund will not borrow money except temporarily from banks to facilitate redemption requests that might otherwise require untimely disposition of portfolio securities. No securities will be purchased for a Fund when borrowed money exceeds 5% of the Fund's total assets. Each Fund has the ability to borrow, from UMB Bank, n.a. (UMB), on an unsecured basis, at 1.5% over the Federal Funds rate. As of December 31, 2009, the Small Cap Fund and Multi-Cap Value Fund had borrowings from UMB with amounts of $6,857,595 and $33,105, respectively, and were paying interest at 1.53% per annum on their outstanding borrowings. No compensating balances are required.

Note 8. Subsequent Events

Management has evaluated all subsequent events through March 1, 2010 (the date of issuance of these financial statements) and has concluded that no subsequent events have occurred that would require recognition in the financial statements or the notes thereto.

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout the period)

	Government Securities Fund
	Class A
	For the year ended December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$8.94	$9.42	$9.24	$9.27	$9.51
Income from investing operations
Net investment income	0.18	0.32	0.29	0.23	0.28
Net realized and unrealized gains (losses) on securities	0.02	(0.53)	0.22	0.05	(0.18)
Total from investment operations	0.20	(0.21)	0.51	0.28	0.10
Less distributions
From net investment income	(0.15)	(0.27)	(0.33)	(0.31)	(0.34)
From net capital gains	-	-	-	-	-
Total distributions	(0.15)	(0.27)	(0.33)	(0.31)	(0.34)
Net asset value, end of period	$8.99	$8.94	$9.42	$9.24	$9.27
Total Investment Return (a)	2.26%	(2.28)%	5.54%	3.14%	1.08%
Ratios/Supplemental Data
Net assets, end of period (000's)	$2,537	$3,054	$3,817	$2,467	$2,219
Ratio of net investment income to average net assets
With expense reductions	1.69%	3.33%	3.57%	2.70%	2.68%
Without expense reductions	0.25%	1.87%	2.21%	2.04%	2.03%
Ratio of expenses to average net assets
With expense reductions	1.69%	1.65%	1.62%	2.51%	2.26%
Without expense reductions	3.13%	3.11%	2.98%	3.17%	2.91%
Fund portfolio turnover rate	224%	173%	59%	16%	88%
	Class C
	For the year ended December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$8.87	$9.45	$9.23	$9.13	$9.27
Income from investing operations
Net investment income	0.09	0.28	0.25	0.08	0.14
Net realized and unrealized gains (losses) on securities	0.04	(0.56)	0.18	0.14	(0.11)
Total from investment operations	0.13	(0.28)	0.43	0.22	0.03
Less distributions
From net investment income	(0.10)	(0.30)	(0.21)	(0.12)	(0.17)
From net capital gains	-	-	-	-	-
Total distributions	(0.10)	(0.30)	(0.21)	(0.12)	(0.17)
Net asset value, end of period	$8.90	$8.87	$9.45	$9.23	$9.13
Total Investment Return	1.44%	(3.02)%	4.73%	2.47%	0.28%
Ratios/Supplemental Data
Net assets, end of period (000's)	$2,594	$2,456	$1,595	$1,731	$3,780
Ratio of net investment income to average net assets
With expense reductions	0.96%	2.56%	2.77%	1.97%	2.03%
Without expense reductions	(0.47)%	1.10%	1.41%	1.32%	1.38%
Ratio of expenses to average net assets
With expense reductions	2.41%	2.43%	2.40%	3.21%	2.90%
Without expense reductions	3.85%	3.89%	3.76%	3.86%	3.55%
Fund portfolio turnover rate	224%	173%	59%	16%	88%

(a)  The Fund's maximum sales charge is not included in the total return computation

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout the period)

	Income and Equity Fund
	Class A
	For the year ended December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$8.48	$10.61	$10.74	$10.19	$10.46
Income from investing operations
Net investment income	0.30	0.33	0.31	0.20	0.20
Net realized and unrealized gains (losses) on securities	0.98	(2.16)	(0.05)	0.53	(0.20)
Total from investment operations	1.28	(1.83)	0.26	0.73	-
Less distributions
From net investment income	(0.27)	(0.30)	(0.28)	(0.18)	(0.26)
From net capital gains	-	-	(0.11)	-	(0.01)
From return of capital	-	-	-	-	-
Total distributions	(0.27)	(0.30)	(0.39)	(0.18)	(0.27)
Net asset value, end of period	$9.49	$8.48	$10.61	$10.74	$10.19
Total Investment Return (a)	15.37%	(17.49)%	2.39%	7.25%	0.01%
Ratios/Supplemental Data
Net assets, end of period (000's)	$2,865	$2,737	$3,663	$3,973	$4,436
Ratio of net investment income to average net assets
With expense reductions	3.22%	3.22%	2.78%	1.74%	2.33%
Without expense reductions	2.47%	2.47%	2.16%	0.99%	1.65%
Ratio of expenses to average net assets
With expense reductions	2.32%	2.05%	1.95%	2.06%	1.93%
Without expense reductions	3.07%	2.80%	2.57%	2.80%	2.60%
Fund portfolio turnover rate	29%	39%	46%	23%	40%
	Class C
	For the year ended December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$8.09	$10.14	$10.31	$9.80	$10.02
Income from investing operations
Net investment income	0.21	0.23	0.22	0.08	0.15
Net realized and unrealized gains (losses) on securities	0.95	(2.04)	(0.05)	0.54	(0.22)
Total from investment operations	1.16	(1.81)	0.17	0.62	(0.07)
Less distributions
From net investment income	(0.22)	(0.24)	(0.23)	(0.11)	(0.14)
From net capital gains	-	-	(0.11)	-	(0.01)
From return of capital	-	-	-	-	-
Total distributions	(0.22)	(0.24)	(0.34)	(0.11)	(0.15)
Net asset value, end of period	$9.03	$8.09	$10.14	$10.31	$9.80
Total Investment Return	14.56%	(18.10)%	1.63%	6.40%	(0.67)%
Ratios/Supplemental Data
Net assets, end of period (000's)	$5,129	$4,697	$5,990	$5,743	$7,265
Ratio of net investment income to average net assets
With expense reductions	2.47%	2.48%	2.06%	1.04%	1.57%
Without expense reductions	1.72%	1.73%	1.43%	0.28%	0.90%
Ratio of expenses to average net assets
With expense reductions	3.06%	2.81%	2.70%	2.81%	2.70%
Without expense reductions	3.81%	3.56%	3.32%	3.56%	3.37%
Fund portfolio turnover rate	29%	39%	46%	23%	40%

(a)  The Fund's maximum sales charge is not included in the total return computation

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout the period)

	Balanced Fund
	Class A
	For the year ended December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$12.41	$18.58	$18.42	$17.39	$16.57
Income from investing operations
Net investment income	0.22	0.31	0.24	0.07	0.16
Net realized and unrealized gains (losses) on securities	2.48	(6.00)	0.97	1.40	0.82
Total from investment operations	2.70	(5.69)	1.21	1.47	0.98
Less distributions
From net investment income	(0.20)	(0.28)	(0.20)	-	(0.11)
From net capital gains	-	(0.20)	(0.85)	(0.44)	(0.01)
From return of capital	-	-	-	-	(0.04)
Total distributions	(0.20)	(0.48)	(1.05)	(0.44)	(0.16)
Net asset value, end of period	$14.91	$12.41	$18.58	$18.42	$17.39
Total Investment Return (a)	21.76%	(30.51)%	6.53%	8.47%	5.90%
Ratios/Supplemental Data
Net assets, end of period (000's)	$4,362	$3,774	$5,918	$6,787	$6,323
Ratio of net investment income to average net assets	1.58%	1.73%	1.02%	0.43%	0.97%
Ratio of expenses to average net assets	2.47%	2.31%	2.21%	2.54%	2.53%
Fund portfolio turnover rate	10%	32%	44%	16%	25%
	Class C
	For the year ended December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$11.96	$17.88	$17.77	$16.92	$16.13
Income from investing operations
Net investment income	0.10	0.16	0.05	(0.06)	0.03
Net realized and unrealized gains (losses) on securities	2.39	(5.72)	0.96	1.35	0.80
Total from investment operations	2.49	(5.56)	1.01	1.29	0.83
Less distributions
From net investment income	(0.10)	(0.16)	(0.05)	-	(0.02)
From net capital gains	-	(0.20)	(0.85)	(0.44)	(0.01)
From return of capital	-	-	-	-	(0.01)
Total distributions	(0.10)	(0.36)	(0.90)	(0.44)	(0.04)
Net asset value, end of period	$14.35	$11.96	$17.88	$17.77	$16.92
Total Investment Return	20.84%	(31.03)%	5.67%	7.65%	5.16%
Ratios/Supplemental Data
Net assets, end of period (000's)	$24,828	$22,407	$34,960	$35,593	$33,185
Ratio of net investment income to average net assets	0.82%	0.96%	0.27%	(0.33)%	0.19%
Ratio of expenses to average net assets	3.23%	3.09%	2.97%	3.30%	3.30%
Fund portfolio turnover rate	10%	32%	44%	16%	25%

(a)  The Fund's maximum sales charge is not included in the total return computation

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout the period)

	Growth Fund
	Class A
	For the year ended December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$6.51	$10.83	$9.21	$8.54	$8.22
Income from investing operations
Net investment income (expense)	(0.24)	(0.07)	(0.07)	(0.04)	(0.01)
Net realized and unrealized gains (losses) on securities	2.06	(4.25)	1.69	0.71	0.33
Total from investment operations	1.82	(4.32)	1.62	0.67	0.32
Less distributions
From net investment income	-	-	-	-	-
From net capital gains	-	-	-	-	-
Total distributions	-	-	-	-	-
Net asset value, end of period	$8.33	$6.51	$10.83	$9.21	$8.54
Total Investment Return (a)	27.96%	(39.89)%	17.59%	7.85%	3.89%
Ratios/Supplemental Data
Net assets, end of period (000's)	$2,176	$1,984	$2,889	$2,101	$1,650
Ratio of net investment income to average net assets
With expense reductions	(2.06)%	(1.38)%	(1.33)%	(1.11)%	(1.37)%
Without expense reductions	(4.31)%	(2.41)%	(1.85)%	(2.14)%	(3.06)%
Ratio of expenses to average net assets
With expense reductions	3.46%	2.62%	2.65%	2.64%	2.63%
Without expense reductions	5.71%	3.65%	3.17%	3.68%	4.32%
Fund portfolio turnover rate	5%	14%	14%	23%	31%
	Class C
	For the year ended December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$5.97	$10.03	$8.59	$8.02	$7.79
Income from investing operations
Net investment income (expense)	(1.36)	(0.31)	(0.21)	(0.12)	0.37
Net realized and unrealized gains (losses) on securities	2.97	(3.75)	1.65	0.69	(0.14)
Total from investment operations	1.61	(4.06)	1.44	0.57	0.23
Less distributions
From net investment income	-	-	-	-	-
From net capital gains	-	-	-	-	-
Total distributions	-	-	-	-	-
Net asset value, end of period	$7.58	$5.97	$10.03	$8.59	$8.02
Total Investment Return	26.97%	(40.48)%	16.76%	7.11%	2.95%
Ratios/Supplemental Data
Net assets, end of period (000's)	$637	$1,072	$2,096	$1,856	$1,532
Ratio of net investment income to average net assets
With expense reductions	(2.69)%	(2.18)%	(2.07)%	(1.87)%	(2.13)%
Without expense reductions	(4.96)%	(3.19)%	(2.60)%	(2.91)%	(3.83)%
Ratio of expenses to average net assets
With expense reductions	4.11%	3.40%	3.40%	3.40%	3.40%
Without expense reductions	6.39%	4.42%	3.93%	4.44%	5.11%
Fund portfolio turnover rate	5%	14%	14%	23%	31%

(a)  The Fund's maximum sales charge is not included in the total return computation

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout the period)

	Multi-Cap Value Fund
	Class A
	For the year ended December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$6.75	$12.50	$12.77	$12.27	$11.77
Income from investing operations
Net investment income (expense)	(0.40)	(0.16)	0.01	(0.09)	(0.14)
Net realized and unrealized gains (losses) on securities	2.43	(5.56)	0.17	1.68	1.29
Total from investment operations	2.03	(5.72)	0.18	1.59	1.15
Less distributions
From net investment income	-	-	-	-	-
From net capital gains	-	(0.03)	(0.45)	(1.09)	(0.65)
Total distributions	-	(0.03)	(0.45)	(1.09)	(0.65)
Net asset value, end of period	$8.78	$6.75	$12.50	$12.77	$12.27
Total Investment Return (a)	30.07%	(45.78)%	1.40%	12.91%	9.71%
Ratios/Supplemental Data
Net assets, end of period (000's)	$3,194	$3,291	$6,315	$4,341	$3,073
Ratio of net investment income to average net assets
With expense reductions	(2.11)%	(1.33)%	(1.21)%	(1.66)%	(1.70)%
Without expense reductions	(2.11)%	(1.33)%	(1.21)%	(1.66)%	(1.73)%
Ratio of expenses to average net assets
With expense reductions	3.69%	3.20%	2.82%	3.02%	3.05%
Without expense reductions	3.69%	3.20%	2.82%	3.02%	3.08%
Fund portfolio turnover rate	21%	12%	53%	47%	49%
	Class C
	For the year ended December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$6.36	$11.90	$12.28	$11.93	$11.54
Income from investing operations
Net investment income (expense)	(1.04)	(0.45)	(0.36)	(0.18)	(0.19)
Net realized and unrealized gains (losses) on securities	2.89	(5.06)	0.43	1.62	1.23
Total from investment operations	1.85	(5.51)	0.07	1.44	1.04
Less distributions
From net investment income	-	-	-	-	-
From net capital gains	-	(0.03)	(0.45)	(1.09)	(0.65)
Total distributions	-	(0.03)	(0.45)	(1.09)	(0.65)
Net asset value, end of period	$8.21	$6.36	$11.90	$12.28	$11.93
Total Investment Return	29.09%	(46.33)%	0.57%	12.02%	8.94%
Ratios/Supplemental Data
Net assets, end of period (000's)	$3,151	$3,761	$8,494	$9,958	$7,894
Ratio of net investment income to average net assets
With expense reductions	(2.87)%	(2.11)%	(1.93)%	(2.43)%	(2.46)%
Without expense reductions	(2.87)%	(2.11)%	(1.93)%	(2.43)%	(2.49)%
Ratio of expenses to average net assets
With expense reductions	4.47%	3.96%	3.56%	3.79%	3.82%
Without expense reductions	4.47%	3.96%	3.56%	3.79%	3.84%
Fund portfolio turnover rate	21%	12%	53%	47%	49%

(a)  The Fund's maximum sales charge is not included in the total return computation

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout the period)

	Small Cap Fund
	Class A
	For the year ended December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$19.21	$34.70	$33.52	$25.73	$25.47
Income from investing operations
Net investment income (expense)	(0.50)	0.10	0.27	2.71	(1.15)
Net realized and unrealized gains (losses) on securities	7.66	(15.23)	1.78	6.29	3.38
Total from investment operations	7.16	(15.13)	2.05	9.00	2.23
Less distributions
From net investment income	-	-	-	-	-
From net capital gains	-	(0.35)	(0.87)	(1.21)	(1.97)
From return of capital	-	(0.01)	-	-	-
Total distributions	-	(0.36)	(0.87)	(1.21)	(1.97)
Net asset value, end of period	$26.37	$19.21	$34.70	$33.52	$25.73
Total Investment Return (a)	37.27%	(43.52)%	6.10%	35.05%	8.64%
Ratios/Supplemental Data
Net assets, end of period (000's)	$117,456	$87,800	$112,938	$62,735	$15,884
Ratio of net investment income to average net assets	(2.05)%	(1.83)%	(1.94)%	(2.40)%	(3.14)%
Ratio of expenses to average net assets	2.49%	2.44%	2.34%	2.78%	3.36%
Fund portfolio turnover rate	17%	23%	15%	20%	21%
	Class C
	For the year ended December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$16.79	$30.70	$30.00	$23.32	$23.44
Income from investing operations
Net investment income (expense)	(1.40)	(0.90)	(0.21)	0.83	(0.56)
Net realized and unrealized gains (losses) on securities	7.48	(12.65)	1.78	7.06	2.41
Total from investment operations	6.08	(13.55)	1.57	7.89	1.85
Less distributions
From net investment income	-	-	-	-	-
From net capital gains	-	(0.35)	(0.87)	(1.21)	(1.97)
From return of capital	-	(0.01)	-	-	-
Total distributions	-	(0.36)	(0.87)	(1.21)	(1.97)
Net asset value, end of period	$22.87	$16.79	$30.70	$30.00	$23.32
Total Investment Return	36.21%	(44.05)%	5.22%	33.91%	7.76%
Ratios/Supplemental Data
Net assets, end of period (000's)	$15,593	$15,368	$31,589	$17,337	$4,602
Ratio of net investment income to average net assets	(2.79)%	(2.57)%	(2.69)%	(3.15)%	(3.95)%
Ratio of expenses to average net assets	3.24%	3.17%	3.09%	3.54%	4.19%
Fund portfolio turnover rate	17%	23%	15%	20%	21%

(a)  The Fund's maximum sales charge is not included in the total return computation

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Financial Highlights

(For a share outstanding throughout the period)

	Small Cap Fund
	Class I
	For the year ended December 31, 2009	For the year ended December 31, 2008	For the year ended December 31, 2007	October 31, 2006(c) December 31, 2006
Per Share Operating Performance
Net asset value, beginning of period	$21.72	$37.50	$36.13	$35.00
Income from investing operations
Net investment income (expense)	(0.45)	(0.32)*	(0.33)	0.45
Net realized and unrealized gains (losses) on securities	8.59	(15.10)*	2.57	1.89
Total from investment operations	8.14	(15.42)	2.24	2.34
Less distributions
From net investment income	-	-	-	-
From net capital gains	-	(0.35)	(0.87)	(1.21)
From return of capital	-	(0.01)	-	-
Total distributions	-	(0.36)	(0.87)	(1.21)
Net asset value, end of period	$29.86	$21.72	$37.50	$36.13
Total Investment Return	37.48%	(41.00)%	6.19%	6.74	%(b)
Ratios/Supplemental Data
Net assets, end of period (000's)	$5	$3	$1,902	$5
Ratio of net investment income to average net assets	(1.80)%	(1.56)%	(1.72)%	(2.48	)%(d)
Ratio of expenses to average net assets	2.24%	2.16%	2.10%	2.74	%(d)
Fund portfolio turnover rate	17%	23%	15%	20%

(b)  Not annualized

(c)  Commencement of operations

(d)  Annualized

*  Numbers were calculated using a weighted-average number of shares outstanding basis as a result of a significant change in Class I assets immediately prior to end of period.

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Pacific Advisors Fund Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Pacific Advisors Fund Inc. (comprising, respectively, the Government Securities Fund, Income and Equity Fund, Balanced Fund, Growth Fund, Multi-Cap Value Fund and Small Cap Fund) (the "Funds"), as of December 31, 2009, and the related statements of operations for the year ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Pacific Advisors Fund Inc. at December 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with U.S. generally accepted accounting principles.

Los Angeles, California
March 1, 2010

Pacific Advisors Fund Inc.

Disclosure Regarding the Board's Approval
of the Funds' Advisory Contracts

The Board of Directors, including a majority of the Independent Directors, most recently approved the Investment Management Agreements ("Agreements") for the Funds at its meeting held on August 7, 2009. At that meeting, the Board approved the continuation of the Agreements by and between Pacific Advisors Fund Inc. (the "Corporation"), on behalf of each of its Funds, and Pacific Global Investment Management Company, Inc. ("PGIMC").

In approving the Agreements, the Board considered materials relating to, among other matters: (1) the profitability of PGIMC, including information regarding PGIMC's cost of providing services and its financial condition, as well as comparative expense information; (2) investment performance of each Fund, including information comparing the performance of each Fund with a peer group of funds and an appropriate index or combination of indices; (3) sales and redemption data for each Fund; (4) the extent to which economies of scale are realized as the Funds grow and whether fee levels reflect these economies of scale for the Funds' investors; (5) the economic outlook and the general investment outlook in the markets in which each Fund invests; and (6) "fall-out" benefits realized by PGIMC (i.e., ancillary benefits derived by PGIMC or its affiliates from PGIMC's relationship with the Funds). The Board also periodically considers other material facts such as the allocation of each Fund's brokerage commissions, each Fund's record of compliance with its investment policies and restrictions on personal securities transactions, and the nature, cost, and character of non-investment management services provided by PGIMC and its affiliates. In approving the Agreements, the Board relied on all information presented to it over the course of the year.

Prior to the Board's approval of the Agreements, the Independent Directors met separately with independent counsel to review the materials provided. Based on its evaluation of all material factors, the Board, including a majority of the Independent Directors, determined that the Agreements were in the best interests of the Funds and their shareholders and that the fees to be paid to PGIMC under the Agreements were fair and reasonable in relationship to the services to be rendered thereunder and in light of the factors considered. During its deliberations, the Board did not identify any single factor as all important or controlling, and individual Directors may have weighed the same factors differently. The following summaries do not detail every matter considered. Matters considered by the Board included the following:

Nature, Quality and Extent of Services. The Board examined the nature, quality and extent of the services provided by PGIMC to the Funds. The Board reviewed PGIMC's key personnel in providing investment management services to the Funds as well as the duties that investment personnel perform for the Funds. The Board considered the qualifications and experience of PGIMC's portfolio management team, and PGIMC's commitment of its resources to portfolio management services. The Board considered PGIMC's responsibilities under the Agreements in serving as the Funds' investment manager, including responsibilities for investment research and stock selection; administration of the Funds' daily business operations; supervision of the Funds' transfer agent and administrative services agent; monitoring adherence to the Funds' investment restrictions; and monitoring compliance with various policies and procedures of the Funds. The Board was provided with and considered details regarding PGIMC's trading, operations, compliance, and investment research functions. The Board also considered the Funds' compliance program, the compliance reports periodically furnished to the Board, and the results of regulatory exams. The Board concluded that the Funds were likely to benefit from the nature, extent and quality of the services provided by PGIMC under the Agreements as a result of PGIMC's experience, reputation, personnel, operations and resources.

Investment Performance of PGIMC and the Funds. The Board considered the performance of the Funds and PGIMC, including, to the extent applicable, each Fund's year-to-date, one-, three-, five-, and ten-year performance for the periods ended June 30, 2009; each Fund's one-, three-, five-, and ten-year

Pacific Advisors Fund Inc.

Disclosure Regarding the Board's Approval
of the Funds' Advisory Contracts

performance for the periods ended December 31, 2008; as well as certain comparative performance sourced by an independent data service for each Fund's benchmark(s) and funds PGIMC considered peers of the Funds. The Board was provided and considered details regarding PGIMC's investment decision making process and trade execution policies and strategies. After reviewing the Funds' performance records, including performance relative to the Funds' benchmarks and peers, the Board concluded that, while past performance is no guarantee of future performance, each Fund's investment performance overall weighed in favor of renewing the relevant Agreement.

Among other factors, the Board considered: (i) with respect to the Balanced Fund, the Fund has two benchmarks, the Barclays Intermediate Corporate Bond Index and the S&P 500 Index; while the Fund (Class A shares) did not outperform the Barclays Intermediate Corporate Bond Index, it outperformed the S&P 500 Index, for the six-month and the one-, three-, five-, and ten-year periods ended June 30, 2009; (ii) with respect to the Small Cap Fund, the Fund (Class A shares) outperformed its benchmark index for the six-month and the three-, five- and ten-year periods ended June 30, 2009; (iii) with respect to the Growth Fund, the Fund (Class A shares) outperformed its benchmark indices for the six-month and the three-year periods ended June 30, 2009; (iv) with respect to the Multi-Cap Value Fund, the Fund (Class A shares) outperformed its benchmark index for the six-month period ended June 30, 2009 following a repositioning of the portfolio throughout 2008; (v) with respect to the Income and Equity Fund, while no peer group has the same investment strategies and objectives as those of the Fund, overall performance was consistent with the Fund's investment objectives and strategies, and while the Fund did not outperform its benchmark, it nearly matched the average return for its category in the year-to-date and one-year periods ended June 30, 2009; and (vi) with respect to the Government Securities Fund, the Fund (Class A shares) outperformed its benchmark index for the six-month period ended June 30, 2009, the Fund's emphasis on preservation of capital and the effects of an extended low interest rate environment on the performance of the Fund.

Costs of Services and Profits Realized by PGIMC. The Board considered PGIMC's costs in serving as the Funds' Investment Manager, including the costs associated with the personnel and systems necessary to manage the Funds. The Board reviewed PGIMC's 2008 completed financial statements (which were pending final signoff from its independent auditor) and also considered the costs of PGIMC and its affiliates from their relationship with the Funds, and the profitability of PGIMC and its affiliates. The Board also considered the financial condition of PGIMC and its affiliates and its ability to provide the quality of services specified under the Agreements and expected by the Board. The Board examined the fee information for the Funds as compared to that of comparable funds managed by other advisers, and in light of the investment strategy applied to each Fund. The Board was provided with comparative fee information indicating that each Fund's advisory fees were within the range of those charged by funds PGIMC considered peers of the Funds based on factors such as portfolio characteristics, investment style and asset level. The Board reviewed a description of the methodology used for selecting the funds in each peer group. The Board considered that during 2008, PGIMC had waived fees and reimbursed expenses for the Government Securities Fund, Income and Equity Fund, and Growth Fund in order to keep their expenses down; and that PGIMC expected to continue to waive fees for the Government Securities Fund, Income and Equity Fund, and Growth Fund in 2009 to the extent expenses exceed the agreed expense limits for those Funds. Another factor was that, over the history of the Funds, PGIMC and its affiliates had waived and/or reimbursed expenses for all the Funds in excess of $3.4 Million. The Board also considered that affiliates of PGIMC provide distribution, administrative, and transfer agency services for the Funds, and that, based on information furnished by PGIMC, providing these services internally had reduced costs for the Funds and enabled PGIMC to assure that these services are performed at a high quality and at a competitive cost. The Board also considered

Pacific Advisors Fund Inc.

Disclosure Regarding the Board's Approval
of the Funds' Advisory Contracts

the Funds' sales and redemption data in the first six months of 2009, in light of current market conditions. The Board concluded that the Funds' management fees were reasonable in light of the services provided.

Economies of Scale. The Board considered the extent to which the Funds' management fees reflect economies of scale for the benefit of the Funds' shareholders. The Board reviewed the Funds' fee arrangements, which include breakpoints that decrease the fee rate as the Funds' assets increase. The Board considered the fact that current assets were well below the threshold for the initial advisory fee breakpoint for each Fund. The Board noted that the expense ratios increased in 2008 relative to 2007 for all Funds except the Growth Fund primarily due to the general decline in assets as a result of the recent market downturn. Based on its review, the Board concluded that the Funds' management fee structures allow shareholders to benefit from economies of scale as the Funds' assets increase. The Board also considered that PGIMC had been waiving fees and reimbursing expenses for the Government Securities Fund, Income and Equity Fund, and the Growth Fund.

Other Benefits to PGIMC. In evaluating the benefits that accrue to PGIMC through its relationship with the Funds, the Board recognized that, in addition to providing advisory services, PGIMC and its affiliates serve the Funds in various capacities, including as transfer agent, administrative services agent and distributor, and receive compensation from the Funds in connection with providing these services. The Board considered that each service provided to the Funds by PGIMC or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically. The Board also considered the benefits that accrue to PGIMC through its relationship with the Funds in its management of separately managed accounts, and another fund for which it serves as sub-adviser. The Board concluded that the benefits were consistent with PGIMC's rights and obligations under the Agreements.

After full consideration of these and other factors, the Board, including a majority of the Independent Directors, concluded that approval of the Agreements was in the best interest of the Funds and their shareholders.

Pacific Advisors Fund Inc.

Directors and Officers

Name, Address and Age	Position(s) Held with the Company	Term of Offices and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Victoria L. Breen (58) 603 West Ojai Avenue Ojai, CA 93023	Director and Assistant Secretary	Since 1992	1992 - Present: Assistant Secretary and Director Pacific Global Investment Management Company
1994 - Present: Agent, Transamerica Life Companies; Registered Principal, Transamerica Financial Advisors, Inc.
			1986 - Present: President, Derby & Derby, Inc. (Financial Services Company)	6 Pacific Advisors Mutual Funds	None

Thomas M. Brinker (76)[1] 1 North Ormond Avenue Havertown, PA 19083	Director	Since 1992	2007 - Present: Retired
1970 - 2007: Registered Representative, Transamerica Financial Advisors, Inc.
			1970 - 2007: President, Fringe Benefits, Inc. and Financial Foresight, Ltd. d/b/a The Brinker Organization (Financial Services Companies)	6 Pacific Advisors Mutual Funds	None

Pacific Advisors Fund Inc.

Directors and Officers

Name, Address and Age	Position(s) Held with the Company	Term of Offices and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
L. Michael Haller (66) 5924 Colodny Agoura, CA 91301	Director	Since 1992	2008 - Present: Chairman, Stereo Scope, Inc. (Web Application Company)
2008 - Present: Chairman, Kapitall (Software Development Company)
2007 - Present: President, Bionic Games, Inc. (Game Software Development Company)
2004 - Present: Consultant
2002 - Present: President, High Impact Games, Inc. (Game Software Development Company)
1979 - Present: Owner, Asahi Broadcasting Enterprises (Game Software Development Company)
			2003 - 2005: Executive Vice President, Sammy Studios, Inc. (Entertainment Company)	6 Pacific Advisors Mutual Funds	None

Thomas H. Hanson (59)[2] 101 N. Brand Blvd. Suite 1950 Glendale, CA 91203	Vice President	Since 1992	1992 - Present: Executive Vice President and Director, Pacific Global Investment Management Company; President and Director; Pacific Global Fund Distributors, Inc.; Director, Pacific Global Investor Services, Inc.
2001 - Present: Vice President, Pacific Global Investor Services, Inc.
1993 - Present: Owner, Director, Chairman, President, and CEO of TriVest Capital Management, Inc.
			1992 - 2006: Secretary, Pacific Global Fund Inc. d/b/a Pacific Advisors Fund Inc.	6 Pacific Advisors Mutual Funds	None

Pacific Advisors Fund Inc.

Directors and Officers

Name, Address and Age	Position(s) Held with the Company	Term of Offices and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Catherine L. Henning (32) 101 N. Brand Blvd. Suite 1950 Glendale, CA 91203	Secretary	Since 2006	2010 - Present: President and Director, Pacific Global Fund Distributors, Inc.; Vice President and Director, Pacific Global Investor Services, Inc.
2007 - Present: Vice President, Pacific Global Investment Management Company
2006 - Present: Secretary, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.
2004 - Present: Secretary, Pacific Global Investment Management Company; Chief Compliance Officer, Pacific Global Fund Distributors, Inc.
2001 - Present: Director of Private Client Services, Pacific Global Investment Management Company
2004 - 2006: Assistant Secretary, Pacific Advisors Fund Inc.
			2002 - 2006: Assistant Secretary, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.	6 Pacific Advisors Mutual Funds	None

Pacific Advisors Fund Inc.

Directors and Officers

Name, Address and Age	Position(s) Held with the Company	Term of Offices and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
George A. Henning (62) 101 N. Brand Blvd. Suite 1950 Glendale, CA 91203	President and Chairman	Since 1992	1991 - Present: Chairman, President, and Director, Pacific Global Investment Management Company; Chairman and Director, Pacific Global Fund Distributors, Inc.; Chairman and Director, Pacific Global Investor Services, Inc.
			1992 - 2006: Secretary, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.	6 Pacific Advisors Mutual Funds	None

Barbara A. Kelley (56) 101 N. Brand Blvd. Suite 1950 Glendale, CA 91203	Vice President, Chief Compliance Officer and Treasurer	Since 2001	2004 - Present: Chief Compliance Officer, Pacific Advisors Fund Inc. and Pacific Global Investment Management Company
2001 - Present: Executive Vice President, Pacific Global Investment Management Company; Director, Pacific Global Fund Distributors, Inc.; President, Pacific Global Investor Services, Inc.
1999 - Present: Director, Pacific Global Investment Management Company
			2001 - 2007: Treasurer, Pacific Global Investment Management Company, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.	6 Pacific Advisors Mutual Funds	None

Pacific Advisors Fund Inc.

Directors and Officers

Name, Address and Age	Position(s) Held with the Company	Term of Offices and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Takashi Makinodan, PhD (85) 1506 S. Bentley Avenue PH #5 Los Angeles, CA 90025	Director	Since 1995	2007 - Present: Retired
1992 - 2007: Director, Medical Treatment Effectiveness Program (MEDTEP), Center on Asian and Pacific Islanders
			1991 - 2007: Associate Director of Research, Geriatric Research Education Clinic Center, VA Medical Center	6 Pacific Advisors Mutual Fund	None

Gerald E. Miller (80) 5262 Bridgetown Place Westlake Village, CA 91362	Director	Since 1992	1992 - Present: Retired	6 Pacific Advisors Mutual Funds	None

Araceli Olea (37) 101 N. Brand Blvd. Suite 1950 Glendale, CA 91203	Assistant Secretary	Since 2008	2002 - Present: Assistant Secretary, Pacific Global Investment Management Company and Pacific Global Investor Services, Inc.
			1997 - Present: Shareholder Services Manager, Pacific Global Investor Services, Inc.	6 Pacific Advisors Mutual Funds	None

Louise K. Taylor, PhD (64) 325 East Huntington Dr. Monrovia, CA 91016	Director	Since 1992	2009 - Present: Retired 1991 - 2009: Superintendent, Monrovia Unified School District	6 Pacific Advisors Mutual Funds	None

Pacific Advisors Fund Inc.

Directors and Officers

Name, Address and Age	Position(s) Held with the Company	Term of Offices and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jingjing Yan (36) 101 N. Brand Blvd. Suite 1950 Glendale, CA 91203	Assistant Treasurer	Since 2005	2010 - Present: Vice President, Pacific Global Investment Management Company
2007 - Present: Treasurer, Pacific Global Investment Management Company, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.
2001 - 2007: Fund Accounting Manager, Pacific Global Investor Services, Inc.
			2005 - 2007: Assistant Treasurer, Pacific Global Investment Management Company, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.	6 Pacific Advisors Mutual Funds	None

1  Effective February 12, 2010, Mr. Brinker is no longer a director of the Company.

2  Effective February 1, 2010, Mr. Hanson is no longer an officer of the Company and is no longer affiliated with the Manager or any of its affiliates.

The Fund's Statement of Additional Information contains additional information about the Fund's Directors and Officers and is available without charge upon request by calling (800) 989-6693.

Each director is elected to serve until the next annual shareholders meeting and until his or her successor is elected or appointed. The Company does not hold regular annual shareholders meetings to elect Directors. Vacancies on the Board can be filled by the action of a majority of the Directors, provided that at least two-thirds of the Directors have been elected by the shareholders. Certain Directors are considered "interested persons" of the Company as defined in the 1940 Act. All directors oversee all six Funds of the Company.

Pacific Advisors Fund Inc.

Additional Tax Information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Funds during the taxable year ended December 31, 2009. The Funds designated and paid as long-term capital gain distributions as follows:

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Growth Fund	Multi-Cap Value Fund	Small Cap Fund
Long-term capital gain distributions	-	-	-	-	-	-

A percentage of the dividends distributed during the fiscal year for the Funds qualifies for the dividends-received deduction for corporate shareholders:

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Growth Fund	Multi-Cap Value Fund	Small Cap Fund
Corporate dividends-received deduction	52.17%	58.68%	100.00%	N/A	N/A	N/A

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the following percentage of ordinary dividends paid during the taxable year ended December 31, 2009 are designated as "qualified dividend income," as defined in Act. and subject to reduced tax rates in 2009.

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Growth Fund	Multi-Cap Value Fund	Small Cap Fund
Percentage of qualified dividends	52.17%	58.24%	100.00%	N/A	N/A	N/A

In February 2010, the Funds provided tax information to shareholders for the preceding calendar year.

Pacific Advisors Fund Inc.

Directors

George A. Henning, Chairman
Victoria L. Breen
Thomas M. Brinker
L. Michael Haller, III
Takashi Makinodan, Ph.D.
Gerald E. Miller
Louise K. Taylor, Ph.D.

Officers

George A. Henning, President
Thomas H. Hanson, Vice President
Catherine L. Henning, Secretary
Victoria L. Breen, Assistant Secretary
Araceli Olea, Assistant Secretary
Barbara A. Kelley, Treasurer
Jingjing Yan, Assistant Treasurer

Investment Manager

Pacific Global Investment Management Company
101 North Brand Blvd., Suite 1950
Glendale, California 91203

Transfer Agent and Administrator

Pacific Global Investor Services, Inc.
101 North Brand Blvd., Suite 1950
Glendale, California 91203

Distributor

Pacific Global Fund Distributors, Inc.
101 North Brand Blvd., Suite 1950
Glendale, California 91203
(800) 989-6693

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.

The Fund's complete schedule of portfolio holdings for each fiscal quarter is posted on the Fund's Web site at www.PacificAdvisorsFund.com and is available without charge, upon request by calling (800) 989-6693. Documents will be sent within 3 business days of receipt of your request.

Availability of Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling (800) 989-6693. Documents will be sent within 3 business days of receipt of your request. This information is also available on the SEC's Web site at http://www.sec.gov.

Pacific Global Fund Distributors, Inc.
101 North Brand Blvd., Suite 1950
Glendale, California 91203

Item 2.            Code of Ethics

Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 that applies to Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.  Registrant will provide to any person without charge, upon request, a copy of the Code of Ethics if such person submits a request in writing addressed to the Registrant’s secretary at the principal executive offices listed above.

Item 3.            Audit Committee Financial Expert

Registrant’s Audit Committee has three members.  While these members are “financially literate,” the Board has determined that none of the members of the Audit Committee meet the technical definition of “audit committee financial expert.”  Registrant has determined that an audit committee financial expert is not necessary at this time because (i) the Audit Committee members are financially literate; (ii) they have served on Registrant’s Audit Committee for several years; (iii) the accounting methodologies applicable to registered investment companies and the types of investment activities in which the Funds engage are well established; and (iv) Registrant’s financial statements do not involve the types of complex accounting issues that other types of public companies may have.

Item 4.            Principal Accountant Fees and Services

(a)-(d)     Ernst & Young LLP (“E&Y”) billed the Company aggregate fees for professional services rendered for the fiscal years ending December 31, 2007, and December 31, 2008, as follows:

	Audit Fees	Audit Related Fees	Tax Fees	All Other Fees
2009	$150,000	$2,500	$29,500	$0
2008	$141,000	$2,000	$28,000	$0

(b)           Audit Related Fees are for services rendered to provide consent of the annual update to the Corporation’s Form N1-A and non-routine N1-A filings.

(c)           Tax Fees include the services for the review of income tax returns and excise taxes.

(e)(1)       The Audit Committee is authorized to pre-approve non-audit services provided by the Corporation’s auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditors’ independence. The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established funds of the Corporation on the same terms as the full Audit Committee previously had approved for the then existing funds, and to approve non-audit services which are permissible under applicable law, provided the estimated fee is not more than $5,000 based on a good faith estimate provided by the auditor.  The Chairman shall report any such pre-approval to the Audit Committee at its next following meeting.

(e)(2)       None.

(f)            None.

(g)           None.

(h)           Not applicable.

Item 5.            Audit Committee of Listed Registrants

Not applicable as Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.            Statements of Investments

Statements of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 8.            Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9.            Purchases of Equity Securities by Managers of Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.          Submission of Matters to a Vote of Security Holders

No material changes have been made.

Item 11.          Controls and Procedures.

(a)           Based upon their evaluation of Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as conducted within 90 days of the filing date of this Form N-CSR, Registrant’s principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)           There were no changes in Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12.          Exhibits

(a)(1)       Not applicable.

(a)(2)       Certifications required by Item 12(a) of Form N-CSR and Section 302 of the Sarbanes-Oxley Act of 2002 (filed herewith).

(b)           Certification required by Section 906 of the Sarbanes-Oxley Act of 2002 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Global Fund Inc. d/b/a Pacific Advisors Fund Inc.

By:	/s/ George A. Henning
George A. Henning
Chairman, Pacific Advisors Fund Inc.

Date:	March 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of Registrant and in the capacities and on the dates indicated.

By:	/s/ George A. Henning
George A. Henning
Chief Executive Officer

Date:	March 5, 2010

By:	/s/ Barbara A. Kelley
Barbara A. Kelley
Chief Financial Officer

Date:	March 5, 2010